Exhibit 1

March 4, 2026

AUTHORIZATION

Reference is made to the Indenture dated as of December 11, 2017 (the “Indenture”) between the Republic of Indonesia (the “Republic”), Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”), and the other parties named therein. “Authorization” means this written authorization delivered pursuant to Section 2.1(c) of the Indenture establishing each Series referred to below and its Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

The undersigned, acting on behalf of the Republic in the capacity specified below, hereby certifies that:

1. Effect of Authorization; Modification and Supersession. Pursuant to Section 2.1(c) of the Indenture, the provisions of this Authorization modify and, to the extent of any conflict, supersede the corresponding provisions set forth in Exhibit C to the Indenture solely with respect to, the 2.45% Bonds due 2029 (the “2029 Bonds”) to be issued in the initial aggregate principal amount of CNY4,500,000,000, the 2.65% Bonds due 2031 (the “2031 Bonds”) to be issued in the initial aggregate principal amount of CNY3,500,000,000 and the 3.05% Bonds due 2036 (the “2036 Bonds”) to be issued in the initial aggregate principal amount of CNY1,250,000,000 established hereby (each of which is a “Series” and “Debt Securities” pursuant to the Indenture). The Terms of the Debt Securities of each of these Series shall consist of (a) the terms and conditions set forth in Exhibit C to the Indenture, as modified or superseded by this Authorization, (b) the terms and conditions set forth in the form of Debt Security for the 2029 Bonds constituted by this Authorization, which is attached hereto as Annex B, and (c) the terms and conditions set forth in the form of Debt Security for the 2031 Bonds constituted by this Authorization, which is attached hereto as Annex C and (d) the terms and conditions set forth in the form of Debt Security for the 2036 Bonds constituted by this Authorization, which is attached hereto as Annex D. The Series are delivered under the Indenture, as described in the Republic’s Prospectus dated August 27, 2024 (the “Prospectus”), the Prospectus Supplement dated February 25, 2026 (the “Prospectus Supplement”) and the Pricing Term Sheet for the Debt Securities dated February 25, 2026 (the “Pricing Term Sheet”), prepared in connection with the offer and sale of the 2029 Bonds, the 2031 Bonds and the 2036 Bonds, a copy of which is attached hereto as Annex A.

2. Global Bonds. The 2029 Bonds, the 2031 Bonds and the 2036 Bonds will be represented initially by global bonds (the “Global Bonds”) in registered form which will be registered in the name of, and lodged with a sub-custodian for, the Hong Kong Monetary Authority as operator (the “Operator”) of the Central Moneymarkets Unit Service (the “CMU”).

3. Modification and Supersession with Respect to the Debt Securities. Without limiting the generality of Section 1 herein, the following provisions shall apply to, and shall replace, amend, or supplement, the corresponding provisions of the Indenture (including Exhibit C thereto) for the Debt Securities of the Series constituted by this Authorization:

3.1	Certain Terms Defined. For the purposes of this Authorization and the Debt Securities constituted hereby:

“Billing and Delivery Bank” shall mean Bank of China (Hong Kong) Limited.

“Business Day” shall mean any day except a Saturday, Sunday, public holiday or any other day on which commercial banks in New York City, Hong Kong, or in the City of Jakarta (or in the city where the relevant paying or transfer agent is located) are authorized or obligated by law, regulation, or executive order to be closed.

“CMU” shall mean the Central Moneymarkets Unit Service.

“Depositary” shall mean with respect to Bonds issued in whole or in part in the form of one or more Global Bonds, the Central Moneymarkets Unit Service or such other Person as shall be designated as Depositary by Bank Indonesia pursuant to

Section 2.5 of the Indenture until a successor Depositary shall have been appointed pursuant to the applicable provision of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Debt Securities of any Series shall mean the Depositary with respect to the Debt Securities of such Series.

“HKMA” shall mean the Hong Kong Monetary Authority.

“Issue Date” shall mean March 4, 2026.

“Operator” shall mean the Hong Kong Monetary Authority as operator.

3.2	Hong Kong Time. All times referred to in this Authorization and the Debt Securities constituted hereby are local time in Hong Kong, except as otherwise specified.

3.3	Execution and Authentication under CMU mechanics. The following provisions shall be applicable to Bonds with CMU as its Depositary.

(a)

CMU Membership: The CMU Lodging and Paying Agent confirms that it is a member of the CMU pursuant to a CMU Membership Agreement dated November 9, 1995 (the “Membership Agreement”) and is aware of and in compliance with the terms of the CMU Rules.

(b)

CMU Lodging and Paying Agent: The CMU Lodging and Paying Agent will lodge the Global Bonds in respect of the Bonds with a sub-custodian of the CMU, acting as CMU Lodging and Paying Agent (as such term is defined in the CMU Rules) on behalf of the Republic and will be nominated as paying agent to receive notification from the CMU in respect of interests in the Global Bonds credited to accountholders with the CMU prior to the interest payment dates and the maturity date of the Global Bonds in respect of the Bonds.

(c)

CMU Rules apply: It is understood that, once a Global Bond is lodged with the CMU, the terms of the CMU Rules will apply to that Global Bond and to all transactions and operations effected through the CMU in relation to that Global Bond including transactions relating to the lodgement, withdrawal, repurchase, cancellation or redemption of that Global Bond and in particular (but without limiting the generality of the foregoing):

(i)

that the CMU and its servants and agents are, with the limited exceptions expressly provided in the Membership Agreement, exempt from liability caused directly or indirectly by the operation of the CMU and the CMU is entitled without liability to act without further enquiry on instructions or information or purported instructions or information received through the CMU or otherwise in accordance with the CMU Rules; and

(ii)

that the CMU is under no liability to any person (whether or not a member of the CMU) as a result of any actual or alleged defect or irregularity with respect to a Global Bond lodged with or held in the CMU, any signature or purported signature appearing on that Global Bond, any disposition or purported disposition of that Global Bond or any inconsistency of that Global Bond with the details specified in respect of that Global Bond in the CMU.

(d)

Authorization of CMU Lodging and Paying Agent: the Republic (and to the extent required under applicable law, Bank Indonesia) authorizes the CMU Lodging and Paying Agent, on their behalf, to do all such acts and things and execute all such documents as may be required to enable the CMU Lodging and Paying Agent fully to observe and perform its obligations under its Membership Agreement and the CMU Rules and to enter into any arrangement which it considers proper in connection with the lodgement with the CMU of the Global Bonds in respect of the Bonds, the holding of the Global Bonds in the CMU, payments under and the redemption of the Global Bonds, including (but without limiting the generality of the foregoing):

(i)	(in its capacity as agent of the Registrar or the Trustee) authenticating the Global Bonds and any Certificated Security (including authentication on withdrawal from the CMU); and

(ii)	making payments in respect of the Global Bonds in the manner prescribed by the CMU Rules.

(e)

No Presentment: It is acknowledged that, under the terms of the CMU Rules, no further or other demand or presentment for payment of the Global Bond lodged with the CMU shall be required other than the credit of interests in that Global Bond to the relevant CMU accounts of CMU members (whether acting on their own behalf or as paying agent) in accordance with the CMU Rules and, so long as that Global Bond is held by the CMU, the Republic, and the CMU Lodging and Paying Agent waive the requirements for any further or other demand or presentment for payment.

(f)

Payments through CMU: It is agreed that the obligations of the CMU Lodging and Paying Agent to make payments upon surrender to it of any Certificated Security shall be suspended for so long as the Global Bond representing the 2029 Bonds, the 2031 Bonds and the 2036 Bonds, as applicable, is held by the CMU and that while that Global Bond is held by the CMU, the Paying Agents shall make payments to the person(s) confirmed to the CMU Lodging and Paying Agent by the CMU prior to any relevant payment date as being credited with the interest(s) in that Global Bond in accordance with the terms of the CMU Rules, in each case unless otherwise provided in that Global Bond. In accordance with the CMU Rules, the CMU Lodging and Paying Agent will be notified prior to that Global Bond being withdrawn from the CMU. Upon such notification, the CMU Lodging and Paying Agent shall arrange to make such endorsements to that Global Bond as would have been made if it had not been lodged with the CMU or otherwise so as to confirm that all payments on that Global Bond have been made up to the date of withdrawal from the CMU. Upon payment in full of the Global Bond which is held by the CMU, the CMU Lodging and Paying Agent shall withdraw, or cause to be withdrawn, that Global Bond from the CMU, make the endorsements to that Global Bond as provided above and cancel it as soon as reasonably practicable subject to any applicable CMU Rules. The CMU Lodging and Paying Agent shall be entitled to rely on any CMU Issue Position Report or any other statement by the CMU of the identities and interests of persons credited with interests in such Global Bond.

(g)

Benefit: The confirmations and acknowledgements in this Section 3.3 are given for the benefit of the Republic, the CMU Lodging and Paying Agent, the HKMA, in its capacity as operator of the CMU, and the CMU and its servants and agents.

3.4	Other Provisions Applicable to Bonds with CMU as its Depositary.

The following provisions shall be applicable to Bonds with CMU as its Depositary:

(a)	Issue and Delivery of Global Bonds.

(i)

The Republic shall, on or before 12:00 noon (Hong Kong time) on the Business Day falling three Business Days prior to the Issue Date, procure the delivery to the CMU Lodging and Paying Agent (in its capacity as agent of the CMU Registrar) of:

a.	the Global Bond representing the 2029 Bonds, the 2031 Bonds or the 2036 Bonds, as applicable, duly executed on behalf of the Republic; and

b.	an instruction to authenticate the Global Bonds.

(ii)

The Republic shall also, on or before 12:00 noon (Hong Kong time) on the Business Day falling three Business Days prior to the Issue Date, procure the delivery to the CMU Lodging and Paying Agent of an authorization to lodge the Global Bonds with a sub-custodian of the CMU on its behalf.

(iii)	The CMU Lodging and Paying Agent shall, on or before 3:00 p.m. (Hong Kong time) on the Business Day falling one Business Day preceding the Issue Date:

a.

deliver to the HKMA a lodging agent’s undertaking in substantially the form set out in Appendix F.2 to the CMU Manual, which delivery the Republic shall specifically authorize, and in connection with which the Republic shall specifically grant to the CMU Lodging and Paying Agent the acknowledgments and authorities referred to in Annex E hereto; and

b.	deliver to the HKMA, a lodgement slip in substantially the relevant form set out in Appendix F.1 to the CMU Manual.

The CMU Lodging and Paying Agent shall notify the CMU Registrar as soon as reasonably practicable if for any reason the Global Bonds or Certificated Securities is not delivered in accordance with the Republic’s instructions. Failing any such notification, the CMU Registrar shall cause an appropriate entry to be made in the Register to reflect the issue of the Bonds to the person(s) whose name and address appear on such Global Bonds or Certificated Securities on the Issue Date (if any).

(b)	Settlement. Settlement in respect of the Bonds shall take effect in the following manner:

(i)

the CMU Registrar (unless the CMU Lodging and Paying Agent is to do so in its capacity as, or as agent for, the Registrar) shall, around 10:00 a.m. (Hong Kong time) on the Issue Date, authenticate the duly executed Global Bond;

(ii)

the CMU Lodging and Paying Agent shall on the Issue Date, lodge the Global Bond with the sub-custodian of the CMU appointed for the purpose by the HKMA, for the credit of the subscribers’ accounts with the CMU upon receipt of the subscription moneys and the Registrar shall on the Issue Date record the details of HKMA, in its capacity as operator of the CMU, as the registered holder of the Global Bond;

(iii)

the CMU will effect the allotments of the Bonds to the CMU Lodging and Paying Agent who will then lodge the Bonds to the Billing and Delivery Bank or persons nominated by the Billing and Delivery Bank on a free-of-payment basis.

(c)	Exchange of Interests in Global Bond for Certificated Securities:

(i)

In the event that the Global Bond becomes exchangeable for Certificated Securities in accordance with its terms, the Republic will as soon as reasonably practicable cause individual Certificated Securities representing the 2029 Bonds, the 2031 Bonds and the 2036 Bonds, as applicable, to be executed and delivered to the Registrar in sufficient quantities and authenticated by the Registrar for dispatch to the relevant Bondholders in accordance with Section 3.4(c)(iii) herein.

(ii)

a person having an interest in the Global Bond will provide the Registrar with a written order containing instructions and such other information as the Republic and the Registrar may require to complete, execute and deliver such individual Certificated Securities representing the Bonds;

(iii)

within seven business days of receipt of the documents referred to in Section 3.4(c)(i) herein and, if required, Section 3.4(c)(ii) herein, the CMU Registrar shall arrange for the execution and delivery to, or upon the order of, the person or persons named in such order of an individual Certificated Securities registered in the name or names requested by such person or persons, and shall alter the entries in the Register in respect of the Global Bond accordingly and, upon the exchange in full of the Global Bond, shall cancel and destroy the Global Bond. For the purpose of this Section 3.4(c)(iii), “business day” means a day, other than a Saturday or Sunday or public holiday, on which banks are open for business in the place of the specified office of the relevant Transfer Agent or the Registrar (as the case may be).

(d)

Signing of Global Bonds and Certificated Securities: The Global Bonds and Certificated Securities (if applicable) shall be signed manually (provided that the signed original Global Bonds and Certificated Securities shall be delivered to the CMU Lodging and Paying Agent or the CMU Registrar, as the case may be, by the Republic as soon as possible after signing) on behalf of the Republic by any Authorized Officer. The Republic may however adopt and use the signature of any person who at the date of signing any Global Bonds and Certificated Securities is such an Authorized Officer even if at the time of issue of such Global Bonds and Certificated Securities he is no longer so authorized. Global Bonds so executed and authenticated will be binding and valid obligations of the

Republic. Global Bonds and Certificated Securities shall be printed in accordance with all applicable stock exchange requirements.

(e)

Details of Global Bonds and Certificated Securities Delivered: As soon as reasonably practicable after delivering any Global Bonds and Certificated Securities, the CMU Lodging and Paying Agent or the CMU Registrar, as the case may be, shall supply to the Republic and the other Agents all relevant details of the Global Bonds and Certificated Securities delivered, in such format as it shall from time to time agree with the Republic.

(f)

Cancellation: If any Global Bonds in respect of which information has been supplied under Section 3.4(a) herein is not to be issued on the given Issue Date, the Republic shall immediately (and, in any event, prior to the Issue Date) notify the Registrar in writing. Upon receipt of such notice, the Registrar shall not thereafter issue or release the relevant Global Bonds and Certificated Securities but shall cancel and, unless otherwise instructed by the Republic, destroy them and shall not make any entry in the Register in respect of them.

(g)

Outstanding Amount: The CMU Lodging and Paying Agent shall, as soon as reasonably practicable upon written request from the Republic or the Trustee, inform such person of the aggregate principal amount of Bonds then outstanding at the time of such request.

3.5

Paying Agents; Registrar; Transfer Agents. The Global Bonds shall be registered in the name of, and lodged with a sub-custodian for, the Hong Kong Monetary Authority. Each Depositary designated pursuant to this Authorization, at the time of its designation and at all times while it serves as such Depositary, be a clearing agency registered under applicable statute or regulation. Bank Indonesia hereby appoints The Bank of New York Mellon, Hong Kong Branch as the CMU lodging and paying agent, the CMU registrar and the CMU transfer agent in respect of the Bonds (in such respective capacity, the “CMU Lodging and Paying Agent”, the “CMU Registrar” and the “CMU Transfer Agent”). While the Bonds are outstanding, Bank Indonesia will maintain a transfer agent, registrar and paying agent in Hong Kong.

3.6	Payments.

(a)

The Republic will, not later than 10:00 a.m. (Hong Kong time) on the Business Day immediately preceding each date (and, in any event, unless agreed by the CMU Lodging and Paying Agent, no earlier than 10:00 a.m. (Hong Kong time) five Business Days before each due date) on which any payment in respect of the Bonds becomes due, transfer or procure to be transferred in the manner provided for in Section 3.6(f) herein to the CMU Lodging and Paying Agent or to its order such amount as may be required for the purposes of such payment, provided that payment may alternatively be made on the due date in immediately available funds through the Clearing House Automated Transfer System (“CHATS”) pursuant to an irrevocable payment instruction, in which case the Republic will transfer or procure to be transferred such amount not later than 10:00 a.m. (Hong Kong time) on such due date.

(b)

The date on which a payment in respect of the Bonds becomes due means the first date on which the Holder of a Bond could claim the relevant payment by transfer to an account under the Conditions, but disregarding the necessity for it to be a business day in any particular place of presentation. Payment by the

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Republic to the CMU Lodging and Paying Agent in accordance with this Authorization shall discharge pro tanto the obligations of the Republic under the Indenture, except to the extent there is a failure in the subsequent payment to the relevant Bondholders.

(c)

The Republic shall ensure that, no later than 10:00 a.m. (Hong Kong time) on the second Business Day preceding the date on which the payment to the CMU Lodging and Paying Agent required by this Authorization is to be made, the CMU Lodging and Paying Agent shall receive a copy of an irrevocable payment instruction from the Republic, to the bank through which such payment is to be made or, alternatively, the bank through which such payment is to be made will send to the CMU Lodging and Paying Agent a copy of the confirmation that it has received an irrevocable payment instruction from the Republic to make the relevant payment, in any such case, confirming the relevant account details, the amount and the value date for such payment, provided that, where the Republic elects to effect payment via CHATS on the due date in accordance with Section 3.6(a) herein, such irrevocable payment instruction (or confirmation thereof) shall be delivered not later than 10:00 a.m. (Hong Kong time) on the Business Day preceding the date on which the payment to the CMU Lodging and Paying Agent is to be made, and shall specify the immediately available funds for credit to the CMU Lodging and Paying Agent’s designated account.

(d)

As soon as reasonably practicable, the CMU Lodging and Paying Agent shall notify by email each of the other Paying Agents, the Issuer and the Trustee if it has not received the amount referred to in this Authorization by the time specified for its receipt, unless it is satisfied that it will receive such amount.

(e)

The CMU Lodging and Paying Agent shall notify each of the other Paying Agents, the Republic and the Trustee as soon as reasonably practicable if, at any time following the giving of a notice by the CMU Lodging and Paying Agent under this Authorization, either any payment provided for in this Authorization is made on or after its due date but otherwise in accordance with this Indenture or the CMU Lodging and Paying Agent is satisfied in its absolute discretion that it will receive such payment. If any payment provided for by this Authorization is made late but otherwise under the terms of this Indenture, the Republic shall deliver such forms, instructions and information as are required by the CMU or the CMU Lodging and Paying Agent in order for the CMU Lodging and Paying Agent to process a late payment on such Bonds including (but not limited to) noteholder account information and Bondholder know-your-customer information. The Republic acknowledges that such late payment shall not be made by the CMU Lodging and Paying Agent unless and until all forms, instructions and information required by CMU or the CMU Lodging and Paying Agent have been delivered to the CMU Lodging and Paying Agent by the Republic pursuant to this Section 3.6(e).

(f)

All sums payable to the CMU Lodging and Paying Agent in accordance with this Authorization shall be paid in CNY in immediately available funds to such account with such bank as the CMU Lodging and Paying Agent may from time to time notify to the Issuer.

3.7	In no event shall the Trustee or the Agents be liable for any losses arising from the Trustee or the Agents receiving any data from or transmitting any data to the Republic (or any

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Authorized Officer) or acting upon any notice, instruction or other communications via any Electronic Means. The Trustee or the Agents has no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Republic (or any Authorized Officer). The Republic agrees that the security procedures, if any, to be followed in connection with a transmission of any such notice, instructions or other communications, provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances.

“Electronic Means” shall mean the following communications methods: (i) non-secure methods of transmission or communication such as e-mail transmission and (ii) secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee or the Agents, or another method or system specified by the Trustee or the Agents as available for use in connection with its services hereunder.

4. Prevailing Terms; No Implied Modifications; Limited Effect. In the event of any inconsistency or conflict among the Indenture (including Exhibit C), this Authorization, and the form of Debt Security established under Annex B, Annex C or Annex D hereto for this Series, the following order of priority shall govern solely with respect to the Debt Securities of this Series: first, the express terms of this Authorization; second, the terms set forth in the form of Debt Security for this Series established pursuant to Annex B, Annex C or Annex D hereto (to the extent such form expressly varies Exhibit C to the Indenture); and third, Exhibit C to the Indenture. The Indenture shall otherwise continue to apply to the Debt Securities of this Series to the extent not expressly modified or superseded hereby.

Except as expressly provided in this Authorization, the Indenture, including Exhibit C, remains unmodified and in full force and effect. No modification, amendment or supplement of the Indenture is intended or shall be deemed to arise by implication or by the inclusion of additional or different terms herein, except to the extent expressly stated in this Authorization as applicable to the Debt Securities of the Series constituted by this Authorization.

5. Incorporation by Reference; Defined Terms. All provisions of the Indenture not expressly modified or superseded by this Authorization are incorporated by reference herein and shall apply to the Debt Securities of the Series constituted by this Authorization.

6. Conditions to Effectiveness; Delivery. This Authorization is delivered pursuant to and in compliance with Section 2.1(c) of the Indenture and shall be effective upon execution and delivery to the Trustee, and, upon authentication and delivery of the Debt Securities of the Series constituted by this Authorization in accordance with Section 2.3 of the Indenture, the Terms of such Debt Securities shall be as provided herein.

7. Trustee Direction and Acknowledgment. The Republic hereby directs the Trustee to authenticate and deliver the Debt Securities of the Series constituted by this Authorization in accordance with the Indenture as modified and supplemented by this Authorization. The Trustee shall be entitled to conclusively rely upon this Authorization as a written order of the Republic for purposes of the Indenture with respect to the Debt Securities of this Series. With respect to the Bonds only, provisions of the Indenture relating to the conduct or affecting the liability or offering protection, privilege, immunity or indemnity to the Trustee shall be deemed to apply with the same force and effect to, and shall be enforceable by The Bank of New York Mellon, Hong Kong Branch acting in its capacities as CMU Lodging and Paying Agent, Transfer Agent and Registrar. For the avoidance of doubt, the sole role of Bank Indonesia under this Authorization is to appoint and maintain depositaries, paying agents, transfer agents and registrars in relation to the Debt Securities of the Series constituted by this Authorization. Bank Indonesia shall have no other duties or responsibilities under this Authorization.

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8. Governing Law. This Authorization shall be governed by and interpreted in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of New York, except for the Republic’s authorization and execution of this Authorization, which shall be governed by and interpreted in accordance with the laws of the Republic.

9. Counterparts; Electronic Signatures. This Authorization may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures delivered by electronic means shall be deemed effective to the same extent as originals.

10. Language. This Authorization is executed in each of the English and the Indonesian language. For the avoidance of doubt, the existence of two versions of this Authorization is not to be construed by any party to create duplication or multiplication of the rights and obligations of the parties under the English version. The parties hereto agree that (i) in the event of any discrepancy between the English version of this Authorization and the Indonesian version (including but not limited to interpretation and determination of the terms and conditions of this Authorization) the English version of this Authorization shall prevail for all purposes and the Republic will promptly amend the relevant Indonesian language text to conform to and be consistent with the meaning of the English text, failing which, the relevant Indonesian language or text shall be deemed to be automatically amended to conform to and be consistent with the English language text and (ii) the Indonesian version shall be interpreted in the same manner as the English version of this Authorization.

Annex A	Prospectus, Prospectus Supplement and Pricing Term Sheet

Annex B	Form of the 2029 Bonds

Annex C	Form of the 2031 Bonds

Annex D	Form of the 2036 Bonds

Annex E	CMU Lodging Authority from the Republic

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IN WITNESS WHEREOF, the Republic has caused this Authorization to be duly executed.

Dated: March 4, 2026

THE REPUBLIC OF INDONESIA

By	/s/ Suminto
Name:	Suminto

Title:	Director General of Budget Financing and Risk Management for and on behalf of the Minister of Finance

[Signature page to the Authorization of the Bonds]

Dated:	March 4, 2026

BANK INDONESIA

By	/s/ Thomas A. M. Djiwandono
Name:	Thomas A. M. Djiwandono
Title:	Deputy Governor of Bank Indonesia

[Signature page to the Authorization of the Bonds]

Dated:	March 4, 2026

THE BANK OF NEW YORK MELLON

By	/s/ Joe Lin
Name:	Joe Lin
Title:	Vice President

[Signature page to the Authorization of the Bonds]

Dated:	March 4, 2026

THE BANK OF NEW YORK MELLON, HONG KONG BRANCH

By	/s/ Joe Lin
Name:	Joe Lin
Title:	Vice President

[Signature page to the Authorization of the Bonds]

Annex A

[Prospectus, Prospectus Supplement and Pricing Term Sheets to be attached]

1

ANNEX B - FORM OF THE 2029 BONDS

THE REPUBLIC OF INDONESIA

GLOBAL BONDS

representing

CNY4,500,000,000

2.45% Bonds Due 2029

No. 1

ISIN:	HK0001268561

Common Code:	330752688

CMU Instrument Code:	BNYHFB26080

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CENTRAL MONEYMARKETS UNIT SERVICE (“CMU”) TO THE REPUBLIC OF INDONESIA (THE “REPUBLIC”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF HONG KONG MONETARY AUTHORITY, THE OPERATOR (THE “OPERATOR”) OF THE CMU (THE “REGISTERED HOLDER”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CMU (AND ANY PAYMENT HEREON IS MADE TO THE REGISTERED HOLDER, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CMU), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE REGISTERED HOLDER OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE REGISTERED HOLDER OR A NOMINEE THEREOF, HAS AN INTEREST HEREIN.

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE REGISTERED HOLDER OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 2.5 OF THE INDENTURE.

The Republic of Indonesia (the “Republic”), for value received, hereby promises to pay to the Registered Holder, or registered assigns, upon surrender hereof of the principal sum of CNY FOUR BILLION FIVE HUNDRED MILLION (CNY4,500,000,000) or such amount as shall be the outstanding principal amount hereof on March 4, 2029 or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on March 4 and September 4 of each year (an “Interest Payment Date”), commencing September 4, 2026, on any outstanding portion of the unpaid principal amount hereof at 2.45% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for and shall be payable to Holders of record as of February 27 and August 30 of each year, whether or not a business day (a “Record Date”).

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So long as this Bond is settled through the facilities of CMU, the “Record Date” shall be the close of business (in the relevant clearing system) on the Clearing System Business Day before the relevant Interest Payment Date, where “Clearing System Business Day” means a day on which the CMU is operating and open for business. Any payments by the CMU participants to indirect participants will be governed by arrangements agreed between the CMU participants and the indirect participants and will continue to depend on the inter-bank clearing system and traditional payment methods. Such payments will be the sole responsibility of such CMU participants, and the Trustee and the CMU Lodging and Paying Agent shall have no liability to the Holders, the Republic, the CMU participants, the indirect participants or any other person in respect of such payment. For these purposes, a notification from the Operator shall be conclusive evidence of the records of the CMU (save in the case of manifest error). Save in the case of final payment, no presentation of this Global Bond shall be required for such purpose.

The first interest payment will be in respect of interest that accrues from (and including) March 4, 2026 to (but excluding) September 4, 2026. This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the CMU, and registered in the name of the Registered Holder, and accordingly, the Registered Holder, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the People’s Republic of China for settlement by transfer to bank accounts maintained in the Hong Kong Special Administrative Region in accordance with the prevailing laws and regulations, as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, the CMU Lodging and Paying Agent, any registrar, any paying agent shall be entitled to treat the Registered Holder or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Registered Holder set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of CNY4,500,000,000 principal amount of 2.45% Bonds due 2029 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of December 11, 2017 (the “Indenture”) between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Registered Holder to a nominee of the Registered Holder or by a nominee of the Registered Holder to the Registered Holder or another nominee of the Registered Holder or by the Registered Holder or any such nominee to a successor Registered Holder or nominee of such successor Registered Holder.

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Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee (or the CMU Lodging and Paying Agent as agent of the Trustee), this Global Bond shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Date:

REPUBLIC OF INDONESIA

By:

Name:

Title:

GLOBAL BOND

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Date:

THE BANK OF NEW YORK MELLON, HONG KONG BRANCH not in its individual capacity but solely as agent of the Trustee without recourse, warranty or liability

By:
Name:
Title:

GLOBAL BOND

Schedule A

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond

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REVERSE OF BOND

TERMS AND CONDITIONS OF THE BONDS

1 General. (a) This Bond is one of a duly authorized Series of debt securities of the Republic of Indonesia (the “Republic”), designated as its 2.45% Bonds due 2029 (each Bond of this Series, a “Bond”, and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of December 11, 2017, between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, as amended from time to time (the “Indenture”), as supplemented or amended by the authorization of the Republic for this Bond pursuant to the Indenture (the “Authorization”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture and the Authorization. Copies of the Indenture and the Authorization are on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture and the Authorization. Insofar as the provisions of the Indenture and/or the Authorization may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds are in fully registered form, without coupons in denominations of CNY1,000,000 and integral multiples of CNY10,000 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Registered Holder. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(d) For the purposes of this paragraph 1 and paragraphs 4 and 5 below, the following terms shall have the meanings specified below:

“Indebtedness” means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed which is issued by and in the name of the Republic and is backed by the full faith and credit of the Republic. As used in the preceding sentence, money borrowed “by and in the name of the Republic” shall not include the borrowings of any state-owned enterprise or other agency, authority, department or instrumentality which under the laws of the Republic constitutes a juridical entity or statutory body separate from the Republic so long as such Indebtedness does not carry the full faith and credit of the Republic.

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“External Indebtedness” means Indebtedness which is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the lawful currency of the Republic.

“Public External Indebtedness” means External Indebtedness which (i) is publicly issued or privately placed in the capital markets, (ii) is in the form of, or represented by, bonds, debentures, notes or other similar instruments or book entries and (iii) is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

“Security Interest” means any security interest, lien, pledge, mortgage, deed of trust, charge or other encumbrance, security interest or preferential arrangement which has the practical effect of constituting a security interest with respect to the payment of any obligations with or from the proceeds of any assets or revenues of any kind whether in effect on the date the Indenture becomes effective or at any time thereafter.

2 Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Principal of the Bonds will be payable against surrender of such Bonds at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent appointed pursuant to the Indenture (each, a “paying agent”), by a check in CNY drawn on, or by transfer to a CNY account maintained by the Holder with, a bank located in Hong Kong Special Administrative Region. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a check in CNY drawn on a bank in Hong Kong Special Administrative Region mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least CNY8,500,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a CNY account maintained by the Holder with a bank in Hong Kong Special Administrative Region. Payment of interest on a Global Bond will be made (i) by a check in CNY drawn on a bank in Hong Kong Special Administrative Region delivered to the Registered Holder at its registered address or (ii) by wire transfer in immediately available funds to a CNY account maintained by the Registered Holder with a bank in Hong Kong Special Administrative Region. “Business Day” shall mean any day except Saturday, Sunday, public holiday or any day on which commercial banks in New York City, Hong Kong Special Administrative Region, or in the City of Jakarta or the city where the relevant paying or transfer agent is located are authorized or obligated by law, regulation or executive order to be closed.

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(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of the actual number of days elapsed in a 365 day year.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 14 of these Terms.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 2.45% per annum, together with Additional Amounts, if applicable.

(f) The Bonds will not be subject to a sinking fund.

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3 Additional Amounts. (a) The Republic will make all principal and interest payments on the Bonds, to the extent permitted by law, without withholding or deducting any present or future taxes, levies, imposts, duties, assessments or other charges of whatever nature imposed by the Republic or any of its political subdivisions (“Indonesian Taxes”). If Indonesian law requires the Republic to withhold or deduct any Indonesian Taxes, the Republic will pay the Holders of Bonds such additional amounts (“Additional Amounts”) necessary to ensure that they receive the same amount as they would have received without any withholding or deduction. The Republic will not, however, pay any Additional Amounts in connection with any Indonesian Taxes that are imposed in connection with any of the following:

(i) the Holder has or had some connection with the Republic other than merely owning or holding the Bonds or receiving principal and interest payments on the Bonds;

(ii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge that would not have been imposed but for the failure of a holder or beneficial owner of a Bond to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction, provided that (a) the Republic or the Republic’s agent has notified the holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (b) in no event shall such holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI, W-8EXP and/or W-8IMY;

(iv) the Holder has failed to present any such Bonds for payment (where such presentment is required) within 30 days after the date on which such payment has been made available to the Holder except to the extent that the Holder thereof would have been entitled to such Additional Amounts on presenting such Bond for payment on the last of such 30 days; or

(v) any tax, assessment or other governmental charge that would not have been imposed but for the failure by a holder or beneficial owner (or any financial institution through which the holder or beneficial owner holds any Bonds or through which payment on the Bonds is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Bonds or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous than these provisions as enacted on such date; or

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(vi) the Holder is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

Any reference to “principal” or “interest” on the Bonds includes any Additional Amounts which may be payable on the Bonds.

(b) The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, delivery or registration of the Bonds or any other document or instrument referred to therein.

4 Negative Pledge Covenant of Republic. So long as any Bond shall remain Outstanding, the Republic will not create or permit the creation of any mortgage, charge, lien, pledge or any other security interest on any of its present or future assets or revenues, or any part thereof, to secure any Public External Indebtedness (as defined below), unless the Republic shall procure that all amounts payable under the Bonds are secured equally and ratably.

Notwithstanding the above, the Republic may create or permit the creation of any Security Interests:

(i) securing Public External Indebtedness incurred, assumed or guaranteed by the Republic solely to finance or refinance the acquisition, construction or development of the property over which such Security Interest has been created or permitted to be created, provided that such Security Interest does not extend to any other property of the Republic; however, in the case of construction, the Security Interest may extend to: unimproved real property for the construction, any trust account into which the proceeds of the offering creating such Public External Indebtedness may be temporarily deposited pending use in the construction, and the revenues to be generated by the operation of, or loss or damage to, the property to be constructed;

(ii) existing on any property or asset at the time of its acquisition (or arising after its acquisition pursuant to an agreement entered into prior to, and not in contemplation of, such acquisition), and extensions and renewals of such Security Interest limited to the original property or asset covered thereby and securing any extension or renewal of the original secured financing;

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(iii) arising out of the renewal, extension or replacement of any indebtedness permitted under paragraph 4 (ii) above; provided, however, that the principal amount of such Public External Indebtedness is not increased;

(iv) arising in the ordinary course of borrowing activities of the Republic to secure Public External Indebtedness with a maturity of one year or less;

(v) in existence as of the date of the issuance of the Bonds;

(vi) pursuant to any order of attachment, distrain or similar legal process arising in connection with court proceedings which proceedings are being contested in good faith; or

(vii) arising by operation of law, provided that any such Security Interest is not created or permitted to be created by the Republic for the purpose of securing any Public External Indebtedness

5 Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

(i) the Republic defaults in any payment of the principal of or interest on any of the Bonds and such default is not cured within 30 days; or

(ii) the Republic defaults in the performance of any other covenant in the Bonds and such default continues for a period of 60 days after written notice thereof has been given to the Republic pursuant to the Indenture by Holders representing at least 10% of the aggregate principal amount of the Bonds outstanding; or

(iii) any Public External Indebtedness in a principal amount in excess of US$50,000,000 (or the equivalent amount thereof in any other currency) is accelerated (other than by optional or mandatory prepayment or redemption); or

(iv) the Republic defaults in the payment of principal or interest in excess of US$50,000,000 (or the equivalent amount thereof in any other currency) payable (whether upon maturity, acceleration or otherwise) in connection with Public External Indebtedness beyond any applicable grace and waiver periods and such default shall not have been cured or waived within 30 days after written notice thereof has been given to the Republic pursuant to the Indenture by any Holder; or

(v) the Republic declares a moratorium with respect to the payment of principal of or interest on any Public External Indebtedness.

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(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may, and the Trustee at the written request of such Holders shall (subject to receiving indemnity and/or security to its satisfaction), declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee or the CMU Lodging and Paying Agent a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the fees and reasonably incurred expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 5 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 5 are subject to Article Four of the Indenture.

(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clause (ii) of paragraph 5(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds.

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 5(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

6 Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the CMU Registrar for cancellation.

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7 Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

8 Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee, CMU Registrar and CMU Transfer Agent such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic, the Trustee, CMU Registrar and CMU Transfer Agent) connected with the preparation and issuance of the substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the CMU Registrar and the CMU Transfer Agent. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the CMU Registrar and the CMU Transfer Agent.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office or at the office of any paying agent, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the CMU Registrar and CMU Transfer Agent.

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(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the CMU Registrar shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The CMU Registrar and the CMU Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

9 Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10  Paying Agents; Transfer Agents; Registrar. Bank Indonesia has initially appointed The Bank of New York Mellon, Hong Kong Branch as the CMU Lodging and Paying Agent, CMU Transfer Agent and CMU Registrar. Bank Indonesia, may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Bonds are Outstanding Bank Indonesia will maintain in Hong Kong Special Administrative Region (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed on the Singapore Stock Exchange (“SGX-ST”) and the rules of such exchange so require, Bank Indonesia will maintain a paying agent in Singapore. The Republic will give prompt notice to the Trustee and all Holders of the Bonds of any future appointment or any resignation or removal of any paying agent, transfer agent or registrar or of any change by any paying agent, transfer agent or registrar in any of its specified offices.

11. Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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12 Notices. The Republic will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the CMU Registrar. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders if and so long as the Bonds are listed on the SGX-ST and the rules of such exchange so require, in a leading newspaper having general circulation in Singapore (which is expected to be the Business Times). If publication in a leading newspaper in Singapore is not practicable, the Republic will have validly given notice if it gives notice in accordance with the rules of the exchange on which the Bonds are listed. The Republic will consider any published notice to be given on the date of its first publication.

13 Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such additional bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

14 Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due.

15 Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

16  Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities. (a) The Indenture and the Bonds shall be governed by and interpreted in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of New York, except for the Republic’s authorization and execution, which shall be governed by and interpreted in accordance with the laws of the Republic.

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(b) The Republic and Bank Indonesia hereby irrevocably submit to the jurisdiction of any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Indenture, and the Republic and Bank Indonesia hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic and Bank Indonesia hereby irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic and Bank Indonesia. The Republic and Bank Indonesia hereby appoint the Chief Representative of Bank Indonesia New York as its authorized agent (the “Process Agent”) upon which process may be served in any action by the Trustee or a Holder arising out of or based on the Indenture which may be instituted in any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and the Republic and Bank Indonesia expressly accept the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal and interest, due or to become due on or in respect of the Bonds have been paid by the Republic to the Trustee, Paying Agent or Holder, or unless and until the appointment of a successor as such Process Agent and such successor’s acceptance of such appointment. Service of process upon the Process Agent at 200 Vesey Street, 25th Floor, New York, NY 10285, Phone: 1-212-732-1958, Fax: 1-212-732-4003, or at such other address in the United States as may be the office of the Process Agent at the time of such service, and written notice of such service mailed or delivered to the Republic and Bank Indonesia shall be deemed in every respect service of process upon the Republic and Bank Indonesia. The failure of the Process Agent to advise the Republic and Bank Indonesia of its receipt of such service shall have no effect on the validity or timeliness of any such service. Notwithstanding the foregoing, any action by the Trustee or a Holder arising out of or based on this Indenture may be instituted by such Person in any competent court in the Republic.

(c) Each of the Republic and Bank Indonesia hereby waives irrevocably, to the fullest extent permitted by law, any immunity to which it might otherwise be entitled under the Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) or otherwise in any action arising out of or based on the Indenture which may be instituted as provided in this paragraph 16 in any federal court in the Southern District of New York, any state court in the Borough of Manhattan, The City of New York or in any competent court in the Republic; such waiver shall not be subject to retraction or modification by the Republic or Bank Indonesia. Notwithstanding anything to the contrary in the Indenture, such waiver of immunity shall not be deemed or interpreted to include any waiver of immunity in respect of (i) actions brought against the Republic or Bank Indonesia arising out of or based upon U.S. federal or state securities laws; (ii) attachment under Indonesian law; (iii) present or future “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed in 1961; (iv) “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963; (v) any other property or assets used solely or mainly for governmental or public purposes in the Republic or elsewhere; (vi) military property or military assets or property or assets of the Republic related thereto; or (vii) assets or property forming part of the cultural heritage of the Republic and/or Bank Indonesia.

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(d) Notwithstanding anything to the contrary in the Indenture, none of the provisions in this paragraph 16 shall apply to actions brought under the United States federal securities laws or any State securities laws.

(e) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic and Bank Indonesia or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(f) Each of the Republic and Bank Indonesia reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of a Process Agent does not extend to such actions.

17 Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

18 Warranty of the Republic. Subject to paragraph 15, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

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19 Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

20 Modifications. (a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 20 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

21 Language. This Bond is executed in each of the English and the Indonesian language. For the avoidance of doubt, the existence of two versions of this Bond is not to be construed by any party to create duplication or multiplication of the rights and obligations of the parties under the English version. The parties hereto and the Holders agree that (i) in the event of any discrepancy between the English version of this Bond and the Indonesian version (including but not limited to interpretation and determination of the terms and conditions of this Bond) the English version of this Bond shall prevail for all purposes and the Republic will promptly amend the relevant Indonesian language text to conform to and be consistent with the meaning of the English text, failing which, the relevant Indonesian language or text shall be deemed to be automatically amended to conform to and be consistent with the English language text and (ii) the Indonesian version shall be interpreted in the same manner as the English version of this Bond.

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ANNEX C - FORM OF THE 2031 BONDS

THE REPUBLIC OF INDONESIA

GLOBAL BONDS

representing

CNY3,500,000,000

2.65% Bonds Due 2031

No. 1

ISIN:	HK0001268496

Common Code:	330651644

CMU Instrument Code:	BNYHFB26078

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CENTRAL MONEYMARKETS UNIT SERVICE (“CMU”) TO THE REPUBLIC OF INDONESIA (THE “REPUBLIC”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF HONG KONG MONETARY AUTHORITY, THE OPERATOR (THE “OPERATOR”) OF THE CMU (THE “REGISTERED HOLDER”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CMU (AND ANY PAYMENT HEREON IS MADE TO THE REGISTERED HOLDER, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CMU), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE REGISTERED HOLDER OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE REGISTERED HOLDER OR A NOMINEE THEREOF, HAS AN INTEREST HEREIN.

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE REGISTERED HOLDER OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 2.5 OF THE INDENTURE.

The Republic of Indonesia (the “Republic”), for value received, hereby promises to pay to the Registered Holder, or registered assigns, upon surrender hereof of the principal sum of CNY THREE BILLION FIVE HUNDRED MILLION (CNY3,500,000,000) or such amount as shall be the outstanding principal amount hereof on March 4, 2031 or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on March 4 and September 4 of each year (an “Interest Payment Date”), commencing September 4, 2026, on any outstanding portion of the unpaid principal amount hereof at 2.65% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for and shall be payable to Holders of record as of February 27 and August 30 of each year, whether or not a business day (a “Record Date”).

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So long as this Bond is settled through the facilities of CMU, the “Record Date” shall be the close of business (in the relevant clearing system) on the Clearing System Business Day before the relevant Interest Payment Date, where “Clearing System Business Day” means a day on which the CMU is operating and open for business. Any payments by the CMU participants to indirect participants will be governed by arrangements agreed between the CMU participants and the indirect participants and will continue to depend on the inter-bank clearing system and traditional payment methods. Such payments will be the sole responsibility of such CMU participants, and the Trustee and the CMU Lodging and Paying Agent shall have no liability to the Holders, the Republic, the CMU participants, the indirect participants or any other person in respect of such payment. For these purposes, a notification from the Operator shall be conclusive evidence of the records of the CMU (save in the case of manifest error). Save in the case of final payment, no presentation of this Global Bond shall be required for such purpose.

The first interest payment will be in respect of interest that accrues from (and including) March 4, 2026 to (but excluding) September 4, 2026. This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the CMU, and registered in the name of the Registered Holder, and accordingly, the Registered Holder, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the People’s Republic of China for settlement by transfer to bank accounts maintained in the Hong Kong Special Administrative Region in accordance with the prevailing laws and regulations, as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, the CMU Lodging and Paying Agent, any registrar, any paying agent shall be entitled to treat the Registered Holder or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Registered Holder set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of CNY3,500,000,000 principal amount of 2.65% Bonds due 2031 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of December 11, 2017 (the “Indenture”) between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

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Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Registered Holder to a nominee of the Registered Holder or by a nominee of the Registered Holder to the Registered Holder or another nominee of the Registered Holder or by the Registered Holder or any such nominee to a successor Registered Holder or nominee of such successor Registered Holder.

Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee (or the CMU Lodging and Paying Agent as agent of the Trustee), this Global Bond shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Date:

REPUBLIC OF INDONESIA

By:

Name:

Title:

GLOBAL BOND

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Date:

THE BANK OF NEW YORK MELLON, HONG KONG BRANCH not in its individual capacity but solely as agent of the Trustee without recourse, warranty or liability

By:
Name:
Title:

GLOBAL BOND

Schedule A

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond

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REVERSE OF BOND

TERMS AND CONDITIONS OF THE BONDS

1 General. (a) This Bond is one of a duly authorized Series of debt securities of the Republic of Indonesia (the “Republic”), designated as its 2.65% Bonds due 2031 (each Bond of this Series, a “Bond”, and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of December 11, 2017, between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, as amended from time to time (the “Indenture”), as supplemented or amended by the authorization of the Republic for this Bond pursuant to the Indenture (the “Authorization”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture and the Authorization. Copies of the Indenture and the Authorization are on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture and the Authorization. Insofar as the provisions of the Indenture and/or the Authorization may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds are in fully registered form, without coupons in denominations of CNY1,000,000 and integral multiples of CNY10,000 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Registered Holder. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

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(d) For the purposes of this paragraph 1 and paragraphs 4 and 5 below, the following terms shall have the meanings specified below:

“Indebtedness” means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed which is issued by and in the name of the Republic and is backed by the full faith and credit of the Republic. As used in the preceding sentence, money borrowed “by and in the name of the Republic” shall not include the borrowings of any state-owned enterprise or other agency, authority, department or instrumentality which under the laws of the Republic constitutes a juridical entity or statutory body separate from the Republic so long as such Indebtedness does not carry the full faith and credit of the Republic.

“External Indebtedness” means Indebtedness which is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the lawful currency of the Republic.

“Public External Indebtedness” means External Indebtedness which (i) is publicly issued or privately placed in the capital markets, (ii) is in the form of, or represented by, bonds, debentures, notes or other similar instruments or book entries and (iii) is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

“Security Interest” means any security interest, lien, pledge, mortgage, deed of trust, charge or other encumbrance, security interest or preferential arrangement which has the practical effect of constituting a security interest with respect to the payment of any obligations with or from the proceeds of any assets or revenues of any kind whether in effect on the date the Indenture becomes effective or at any time thereafter.

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2 Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Principal of the Bonds will be payable against surrender of such Bonds at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent appointed pursuant to the Indenture (each, a “paying agent”), by a check in CNY drawn on, or by transfer to a CNY account maintained by the Holder with, a bank located in Hong Kong Special Administrative Region. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a check in CNY drawn on a bank in Hong Kong Special Administrative Region mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least CNY8,500,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a CNY account maintained by the Holder with a bank in Hong Kong Special Administrative Region. Payment of interest on a Global Bond will be made (i) by a check in CNY drawn on a bank in Hong Kong Special Administrative Region delivered to the Registered Holder at its registered address or (ii) by wire transfer in immediately available funds to a CNY account maintained by the Registered Holder with a bank in Hong Kong Special Administrative Region. “Business Day” shall mean any day except Saturday, Sunday, public holiday or any day on which commercial banks in New York City, Hong Kong Special Administrative Region, or in the City of Jakarta or the city where the relevant paying or transfer agent is located are authorized or obligated by law, regulation or executive order to be closed.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of the actual number of days elapsed in a 365 day year.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 14 of these Terms.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 2.65% per annum, together with Additional Amounts, if applicable.

(f) The Bonds will not be subject to a sinking fund.

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3 Additional Amounts. (a) The Republic will make all principal and interest payments on the Bonds, to the extent permitted by law, without withholding or deducting any present or future taxes, levies, imposts, duties, assessments or other charges of whatever nature imposed by the Republic or any of its political subdivisions (“Indonesian Taxes”). If Indonesian law requires the Republic to withhold or deduct any Indonesian Taxes, the Republic will pay the Holders of Bonds such additional amounts (“Additional Amounts”) necessary to ensure that they receive the same amount as they would have received without any withholding or deduction. The Republic will not, however, pay any Additional Amounts in connection with any Indonesian Taxes that are imposed in connection with any of the following:

(i) the Holder has or had some connection with the Republic other than merely owning or holding the Bonds or receiving principal and interest payments on the Bonds;

(ii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge that would not have been imposed but for the failure of a holder or beneficial owner of a Bond to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction, provided that (a) the Republic or the Republic’s agent has notified the holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (b) in no event shall such holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI,  W-8EXP and/or W-8IMY;

(iv) the Holder has failed to present any such Bonds for payment (where such presentment is required) within 30 days after the date on which such payment has been made available to the Holder except to the extent that the Holder thereof would have been entitled to such Additional Amounts on presenting such Bond for payment on the last of such 30 days; or

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(v) any tax, assessment or other governmental charge that would not have been imposed but for the failure by a holder or beneficial owner (or any financial institution through which the holder or beneficial owner holds any Bonds or through which payment on the Bonds is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Bonds or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous than these provisions as enacted on such date; or

(vi) the Holder is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

Any reference to “principal” or “interest” on the Bonds includes any Additional Amounts which may be payable on the Bonds.

(b) The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, delivery or registration of the Bonds or any other document or instrument referred to therein.

4 Negative Pledge Covenant of Republic. So long as any Bond shall remain Outstanding, the Republic will not create or permit the creation of any mortgage, charge, lien, pledge or any other security interest on any of its present or future assets or revenues, or any part thereof, to secure any Public External Indebtedness (as defined below), unless the Republic shall procure that all amounts payable under the Bonds are secured equally and ratably.

Notwithstanding the above, the Republic may create or permit the creation of any Security Interests:

(i) securing Public External Indebtedness incurred, assumed or guaranteed by the Republic solely to finance or refinance the acquisition, construction or development of the property over which such Security Interest has been created or permitted to be created, provided that such Security Interest does not extend to any other property of the Republic; however, in the case of construction, the Security Interest may extend to: unimproved real property for the construction, any trust account into which the proceeds of the offering creating such Public External Indebtedness may be temporarily deposited pending use in the construction, and the revenues to be generated by the operation of, or loss or damage to, the property to be constructed;

(ii) existing on any property or asset at the time of its acquisition (or arising after its acquisition pursuant to an agreement entered into prior to, and not in contemplation of, such acquisition), and extensions and renewals of such Security Interest limited to the original property or asset covered thereby and securing any extension or renewal of the original secured financing;

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(iii) arising out of the renewal, extension or replacement of any indebtedness permitted under paragraph 4 (ii) above; provided, however, that the principal amount of such Public External Indebtedness is not increased;

(iv) arising in the ordinary course of borrowing activities of the Republic to secure Public External Indebtedness with a maturity of one year or less;

(v) in existence as of the date of the issuance of the Bonds;

(vi) pursuant to any order of attachment, distrain or similar legal process arising in connection with court proceedings which proceedings are being contested in good faith; or

(vii) arising by operation of law, provided that any such Security Interest is not created or permitted to be created by the Republic for the purpose of securing any Public External Indebtedness

5 Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

(i) the Republic defaults in any payment of the principal of or interest on any of the Bonds and such default is not cured within 30 days; or

(ii) the Republic defaults in the performance of any other covenant in the Bonds and such default continues for a period of 60 days after written notice thereof has been given to the Republic pursuant to the Indenture by Holders representing at least 10% of the aggregate principal amount of the Bonds outstanding; or

(iii) any Public External Indebtedness in a principal amount in excess of US$50,000,000 (or the equivalent amount thereof in any other currency) is accelerated (other than by optional or mandatory prepayment or redemption); or

(iv) the Republic defaults in the payment of principal or interest in excess of US$50,000,000 (or the equivalent amount thereof in any other currency) payable (whether upon maturity, acceleration or otherwise) in connection with Public External Indebtedness beyond any applicable grace and waiver periods and such default shall not have been cured or waived within 30 days after written notice thereof has been given to the Republic pursuant to the Indenture by any Holder; or

(v) the Republic declares a moratorium with respect to the payment of principal of or interest on any Public External Indebtedness.

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(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may, and the Trustee at the written request of such Holders shall (subject to receiving indemnity and/or security to its satisfaction), declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee or the CMU Lodging and Paying Agent a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the fees and reasonably incurred expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 5 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 5 are subject to Article Four of the Indenture.

(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clause (ii) of paragraph 5(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds.

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 5(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

6 Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the CMU Registrar for cancellation.

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7 Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

8 Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee, CMU Registrar and CMU Transfer Agent such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic, the Trustee, CMU Registrar and CMU Transfer Agent) connected with the preparation and issuance of the substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the CMU Registrar and the CMU Transfer Agent. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the CMU Registrar and the CMU Transfer Agent.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office or at the office of any paying agent, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the CMU Registrar and CMU Transfer Agent.

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(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the CMU Registrar shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The CMU Registrar and the CMU Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

9 Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10 Paying Agents; Transfer Agents; Registrar. Bank Indonesia has initially appointed The Bank of New York Mellon, Hong Kong Branch as the CMU Lodging and Paying Agent, CMU Transfer Agent and CMU Registrar. Bank Indonesia, may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Bonds are Outstanding Bank Indonesia will maintain in Hong Kong Special Administrative Region (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed on the Singapore Stock Exchange (“SGX-ST”) and the rules of such exchange so require, Bank Indonesia will maintain a paying agent in Singapore. The Republic will give prompt notice to the Trustee and all Holders of the Bonds of any future appointment or any resignation or removal of any paying agent, transfer agent or registrar or of any change by any paying agent, transfer agent or registrar in any of its specified offices.

11 Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

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12 Notices. The Republic will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the CMU Registrar. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders if and so long as the Bonds are listed on the SGX-ST and the rules of such exchange so require, in a leading newspaper having general circulation in Singapore (which is expected to be the Business Times). If publication in a leading newspaper in Singapore is not practicable, the Republic will have validly given notice if it gives notice in accordance with the rules of the exchange on which the Bonds are listed. The Republic will consider any published notice to be given on the date of its first publication.

13 Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such additional bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

14 Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due.

15 Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

16 Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities. (a) The Indenture and the Bonds shall be governed by and interpreted in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of New York, except for the Republic’s authorization and execution, which shall be governed by and interpreted in accordance with the laws of the Republic.

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(b) The Republic and Bank Indonesia hereby irrevocably submit to the jurisdiction of any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Indenture, and the Republic and Bank Indonesia hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic and Bank Indonesia hereby irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic and Bank Indonesia. The Republic and Bank Indonesia hereby appoint the Chief Representative of Bank Indonesia New York as its authorized agent (the “Process Agent”) upon which process may be served in any action by the Trustee or a Holder arising out of or based on the Indenture which may be instituted in any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and the Republic and Bank Indonesia expressly accept the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal and interest, due or to become due on or in respect of the Bonds have been paid by the Republic to the Trustee, Paying Agent or Holder, or unless and until the appointment of a successor as such Process Agent and such successor’s acceptance of such appointment. Service of process upon the Process Agent at 200 Vesey Street, 25th Floor, New York, NY 10285, Phone: 1-212-732-1958, Fax: 1-212-732-4003, or at such other address in the United States as may be the office of the Process Agent at the time of such service, and written notice of such service mailed or delivered to the Republic and Bank Indonesia shall be deemed in every respect service of process upon the Republic and Bank Indonesia. The failure of the Process Agent to advise the Republic and Bank Indonesia of its receipt of such service shall have no effect on the validity or timeliness of any such service. Notwithstanding the foregoing, any action by the Trustee or a Holder arising out of or based on this Indenture may be instituted by such Person in any competent court in the Republic.

(c) Each of the Republic and Bank Indonesia hereby waives irrevocably, to the fullest extent permitted by law, any immunity to which it might otherwise be entitled under the Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) or otherwise in any action arising out of or based on the Indenture which may be instituted as provided in this paragraph 16 in any federal court in the Southern District of New York, any state court in the Borough of Manhattan, The City of New York or in any competent court in the Republic; such waiver shall not be subject to retraction or modification by the Republic or Bank Indonesia. Notwithstanding anything to the contrary in the Indenture, such waiver of immunity shall not be deemed or interpreted to include any waiver of immunity in respect of (i) actions brought against the Republic or Bank Indonesia arising out of or based upon U.S. federal or state securities laws; (ii) attachment under Indonesian law; (iii) present or future “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed in 1961; (iv) “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963; (v) any other property or assets used solely or mainly for governmental or public purposes in the Republic or elsewhere; (vi) military property or military assets or property or assets of the Republic related thereto; or (vii) assets or property forming part of the cultural heritage of the Republic and/or Bank Indonesia.

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(d) Notwithstanding anything to the contrary in the Indenture, none of the provisions in this paragraph 16 shall apply to actions brought under the United States federal securities laws or any State securities laws.

(e) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic and Bank Indonesia or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(f) Each of the Republic and Bank Indonesia reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of a Process Agent does not extend to such actions.

17 Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

18 Warranty of the Republic. Subject to paragraph 15, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

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19 Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

20 Modifications. (a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 20 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

21 Language. This Bond is executed in each of the English and the Indonesian language. For the avoidance of doubt, the existence of two versions of this Bond is not to be construed by any party to create duplication or multiplication of the rights and obligations of the parties under the English version. The parties hereto and the Holders agree that (i) in the event of any discrepancy between the English version of this Bond and the Indonesian version (including but not limited to interpretation and determination of the terms and conditions of this Bond) the English version of this Bond shall prevail for all purposes and the Republic will promptly amend the relevant Indonesian language text to conform to and be consistent with the meaning of the English text, failing which, the relevant Indonesian language or text shall be deemed to be automatically amended to conform to and be consistent with the English language text and (ii) the Indonesian version shall be interpreted in the same manner as the English version of this Bond.

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ANNEX D - FORM OF THE 2036 BONDS

THE REPUBLIC OF INDONESIA

GLOBAL BONDS

representing

CNY1,250,000,000

3.05% Bonds Due 2036

No. 1

ISIN:	HK0001268504

Common Code:	330651741

CMU Instrument Code:	BNYHFB26079

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CENTRAL MONEYMARKETS UNIT SERVICE (“CMU”) TO THE REPUBLIC OF INDONESIA (THE “REPUBLIC”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF HONG KONG MONETARY AUTHORITY, THE OPERATOR (THE “OPERATOR”) OF THE CMU (THE “REGISTERED HOLDER”) OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CMU (AND ANY PAYMENT HEREON IS MADE TO THE REGISTERED HOLDER, OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CMU), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE REGISTERED HOLDER OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, THE REGISTERED HOLDER OR A NOMINEE THEREOF, HAS AN INTEREST HEREIN.

THIS BOND IS A GLOBAL BOND WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. THIS GLOBAL BOND MAY NOT BE EXCHANGED, IN WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THE REGISTERED HOLDER OR A NOMINEE THEREOF EXCEPT IN THE LIMITED CIRCUMSTANCES SET FORTH IN SECTION 2.5 OF THE INDENTURE.

The Republic of Indonesia (the “Republic”), for value received, hereby promises to pay to the Registered Holder, or registered assigns, upon surrender hereof of the principal sum of CNY ONE BILLION TWO HUNDRED AND FIFTY MILLION (CNY1,250,000,000) or such amount as shall be the outstanding principal amount hereof on March 4, 2036 or on such earlier date as the principal hereof may become due in accordance with the provisions hereof. The Republic further unconditionally promises to pay interest semi-annually in arrears on March 4 and September 4 of each year (an “Interest Payment Date”), commencing September 4, 2026, on any outstanding portion of the unpaid principal amount hereof at 3.05% per annum. Interest shall accrue from and including the most recent date to which interest has been paid or duly provided for and shall be payable to Holders of record as of February 27 and August 30 of each year, whether or not a business day (a “Record Date”).

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So long as this Bond is settled through the facilities of CMU, the “Record Date” shall be the close of business (in the relevant clearing system) on the Clearing System Business Day before the relevant Interest Payment Date, where “Clearing System Business Day” means a day on which the CMU is operating and open for business. Any payments by the CMU participants to indirect participants will be governed by arrangements agreed between the CMU participants and the indirect participants and will continue to depend on the inter-bank clearing system and traditional payment methods. Such payments will be the sole responsibility of such CMU participants, and the Trustee and the CMU Lodging and Paying Agent shall have no liability to the Holders, the Republic, the CMU participants, the indirect participants or any other person in respect of such payment. For these purposes, a notification from the Operator shall be conclusive evidence of the records of the CMU (save in the case of manifest error). Save in the case of final payment, no presentation of this Global Bond shall be required for such purpose.

The first interest payment will be in respect of interest that accrues from (and including) March 4, 2026 to (but excluding) September 4, 2026. This is a Global Bond (as that term is defined in the Indenture referred to below) deposited with the CMU, and registered in the name of the Registered Holder, and accordingly, the Registered Holder, as Holder of record of this Global Bond, shall be entitled to receive payments of principal and interest, other than principal and interest due at the maturity date, by wire transfer of immediately available funds. Such payment shall be made exclusively in such coin or currency of the People’s Republic of China for settlement by transfer to bank accounts maintained in the Hong Kong Special Administrative Region in accordance with the prevailing laws and regulations, as at the time of payment shall be legal tender for payment of public and private debts. The Republic, the Trustee, the CMU Lodging and Paying Agent, any registrar, any paying agent shall be entitled to treat the Registered Holder or its nominee as the sole Holder of this Global Bond.

The statements in the legend relating to the Registered Holder set forth above are an integral part of the terms of this Global Bond and by acceptance hereof each Holder of this Global Bond agrees to be subject to and bound by the terms and provisions set forth in such legend, if any.

This Global Bond is issued in respect of an issue of CNY1,250,000,000 principal amount of 3.05% Bonds due 2036 of the Republic (the “Bonds”) and is governed by (i) the Indenture dated as of December 11, 2017 (the “Indenture”) between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, the terms of which Indenture are incorporated herein by reference, and (ii) by the terms and conditions of the Bonds set forth on the reverse of this Global Bond (the “Terms”), as supplemented or amended by the Authorization (as defined in the Indenture) of the Republic for this Global Bond, the terms of which are incorporated herein by reference. This Global Bond shall in all respects be entitled to the same benefits as other Debt Securities (as defined in the Indenture) of the same Series issued under the Indenture and the Terms.

Unless and until it is exchanged in whole or in part for the Certificated Securities represented hereby, this Global Bond may not be transferred except as a whole by the Registered Holder to a nominee of the Registered Holder or by a nominee of the Registered Holder to the Registered Holder or another nominee of the Registered Holder or by the Registered Holder or any such nominee to a successor Registered Holder or nominee of such successor Registered Holder.

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Upon any exchange of all or a portion of this Global Bond for Certificated Securities in accordance with the Indenture, or any increase or decrease in the principal amount of this Global Bond, such increase or decrease shall be endorsed on Schedule A to reflect the change of the principal amount evidenced hereby.

Unless the certificate of authentication hereon has been manually executed by the Trustee (or the CMU Lodging and Paying Agent as agent of the Trustee), this Global Bond shall not be valid or obligatory for any purpose.

[Remainder of the page intentionally left in blank]

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IN WITNESS WHEREOF, the Republic has caused this instrument to be duly executed.

Date:

REPUBLIC OF INDONESIA

By:

Name:

Title:

GLOBAL BOND

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Debt Securities issued under the within-mentioned Indenture.

Date:

THE BANK OF NEW YORK MELLON, HONG KONG BRANCH not in its individual capacity but solely as agent of the Trustee without recourse, warranty or liability

By:
Name:
Title:

GLOBAL BOND

Schedule A

Date of Increase or Decrease	Increase of Principal Amount of this Global Bond	Decrease of Principal Amount of this Global Bond	Remaining Principal Amount of this Global Bond

REVERSE OF BOND

TERMS AND CONDITIONS OF THE BONDS

1 General. (a) This Bond is one of a duly authorized Series of debt securities of the Republic of Indonesia (the “Republic”), designated as its 3.05% Bonds due 2036 (each Bond of this Series, a “Bond”, and collectively, the “Bonds”), and issued or to be issued in one or more Series pursuant to an Indenture dated as of December 11, 2017, between the Republic, Bank Indonesia, The Bank of New York Mellon, as trustee (the “Trustee”) and the other parties named therein, as amended from time to time (the “Indenture”), as supplemented or amended by the authorization of the Republic for this Bond pursuant to the Indenture (the “Authorization”). The Holders of the Bonds will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture and the Authorization. Copies of the Indenture and the Authorization are on file and may be inspected at the Corporate Trust Office of the Trustee. All capitalized terms used in this Bond but not defined herein shall have the meanings assigned to them in the Indenture and the Authorization. Insofar as the provisions of the Indenture and/or the Authorization may conflict with the provisions set forth in this Bond, the latter shall control for purposes of this Bond.

(b) The Bonds constitute and will constitute direct, general, unconditional and unsubordinated obligations of the Republic, for which the full faith and credit of the Republic is pledged. The Bonds rank and will rank without any preference among themselves and equally with all other unsubordinated Public External Indebtedness of the Republic. It is understood that this provision shall not be construed so as to require the Republic to make payments under the Bonds ratably with payments being made under any other Public External Indebtedness.

(c) The Bonds are in fully registered form, without coupons in denominations of CNY1,000,000 and integral multiples of CNY10,000 in excess thereof. The Bonds may be issued in certificated form (the “Certificated Securities”), or may be represented by one or more registered global securities (each, a “Global Bond”) held by or on behalf of the Registered Holder. Certificated Securities will be available only in the limited circumstances set forth in the Indenture. The Bonds, exchanges and transfers thereof, shall be registered as provided in Section 2.6 of the Indenture. Any Person in whose name a Bond shall be registered may (to the fullest extent permitted by applicable law) be treated at all times, by all Persons and for all purposes as the absolute owner of such Bond regardless of any notice of ownership, theft, loss or any writing thereon.

(d) For the purposes of this paragraph 1 and paragraphs 4 and 5 below, the following terms shall have the meanings specified below:

“Indebtedness” means any indebtedness for money borrowed or any guarantee of indebtedness for money borrowed which is issued by and in the name of the Republic and is backed by the full faith and credit of the Republic. As used in the preceding sentence, money borrowed “by and in the name of the Republic” shall not include the borrowings of any state-owned enterprise or other agency, authority, department or instrumentality which under the laws of the Republic constitutes a juridical entity or statutory body separate from the Republic so long as such Indebtedness does not carry the full faith and credit of the Republic.

“External Indebtedness” means Indebtedness which is denominated or payable by its terms in, or at the option of the holder thereof payable in, a currency or currencies other than the lawful currency of the Republic.

“Public External Indebtedness” means External Indebtedness which (i) is publicly issued or privately placed in the capital markets, (ii) is in the form of, or represented by, bonds, debentures, notes or other similar instruments or book entries and (iii) is, or is eligible to be, quoted, listed or ordinarily purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market.

“Security Interest” means any security interest, lien, pledge, mortgage, deed of trust, charge or other encumbrance, security interest or preferential arrangement which has the practical effect of constituting a security interest with respect to the payment of any obligations with or from the proceeds of any assets or revenues of any kind whether in effect on the date the Indenture becomes effective or at any time thereafter.

2 Payments. (a) The Republic covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest (including Additional Amounts) on, the Bonds and any other payments to be made by the Republic under the Bonds and the Indenture, at the place or places, at the respective times and in the manner provided in the Bonds and the Indenture. Principal of the Bonds will be payable against surrender of such Bonds at the Corporate Trust Office of the Trustee in New York City or, subject to applicable laws and regulations, at the office outside of the United States of a paying agent appointed pursuant to the Indenture (each, a “paying agent”), by a check in CNY drawn on, or by transfer to a CNY account maintained by the Holder with, a bank located in Hong Kong Special Administrative Region. Payment of interest or principal (including Additional Amounts (as defined below)) on Bonds will be made to the Persons in whose name such Bonds are registered at the close of business on the applicable Record Date, whether or not such day is a Business Day (as defined below), notwithstanding the cancellation of such Bonds upon any transfer or exchange thereof subsequent to the Record Date and prior to such Interest Payment Date; provided that if and to the extent the Republic shall default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Persons in whose names such Bonds are registered as of a subsequent record date established by the Republic by notice, as provided in paragraph 12 of these Terms, by or on behalf of the Republic to the Holders of the Bonds not less than 15 days preceding such subsequent record date, such record date to be not less than 10 days preceding the date of payment of such defaulted interest. Notwithstanding the immediately preceding sentence, in the case where such interest, principal or premium, if any, (including Additional Amounts as defined below) is not punctually paid or duly provided for, the Trustee shall have the right to fix such subsequent record date, and, if fixed by the Trustee, such subsequent record date shall supersede any such subsequent record date fixed by the Republic. Payment of interest on Certificated Securities will be made (i) by a check in CNY drawn on a bank in Hong Kong Special Administrative Region mailed to the Holder at such Holder’s registered address or (ii) upon application by the Holder of at least CNY8,500,000 in principal amount of Certificated Securities to the Trustee not later than the relevant Record Date, by wire transfer in immediately available funds to a CNY account maintained by the Holder with a bank in Hong Kong Special Administrative Region. Payment of interest on a Global Bond will be made (i) by a check in CNY drawn on a bank in Hong Kong Special Administrative Region delivered to the Registered Holder at its registered address or (ii) by wire transfer in immediately available funds to a CNY account maintained by the Registered Holder with a bank in Hong Kong Special Administrative Region. “Business Day” shall mean any day except Saturday, Sunday, public holiday or any day on which commercial banks in New York City, Hong Kong Special Administrative Region, or in the City of Jakarta or the city where the relevant paying or transfer agent is located are authorized or obligated by law, regulation or executive order to be closed.

(b) In any case where the date of payment of the principal, interest or premium, if any, (including Additional Amounts) on, the Bonds shall not be a Business Day, then payment of principal, interest or premium, if any, (including Additional Amounts) will be made on the next succeeding Business Day, and no interest on the Bonds will accrue as a result of the delay in payment.

(c) Interest will be computed on the basis of the actual number of days elapsed in a 365 day year.

(d) Any monies deposited with or paid to the Trustee or to any paying agent for the payment of the principal, interest or premium, if any, (including Additional Amounts) on any Bond and not applied but remaining unclaimed for one year after the date upon which such principal, interest or premium, if any, shall have become due and payable shall be repaid to or for the account of the Republic by the Trustee or such paying agent, upon the written request of the Republic and the Holder of such Bond shall thereafter look only to the Republic for any payment which such Holder may be entitled to collect, and all liability of the Trustee or such paying agent with respect to such monies shall thereupon cease. The Republic shall cause all returned, unclaimed monies to be held in trust for the relevant Holder of the Bond until such time as the claims against the Republic for payment of such amounts shall have prescribed pursuant to paragraph 14 of these Terms.

(e) If the Republic at any time defaults in the payment of any principal of, or interest (including Additional Amounts) on the Bonds, the Republic will pay interest on the amount in default (to the extent permitted by law), calculated for each day until paid, at the rate of 3.05% per annum, together with Additional Amounts, if applicable.

(f) The Bonds will not be subject to a sinking fund.

3 Additional Amounts. (a) The Republic will make all principal and interest payments on the Bonds, to the extent permitted by law, without withholding or deducting any present or future taxes, levies, imposts, duties, assessments or other charges of whatever nature imposed by the Republic or any of its political subdivisions (“Indonesian Taxes”). If Indonesian law requires the Republic to withhold or deduct any Indonesian Taxes, the Republic will pay the Holders of Bonds such additional amounts (“Additional Amounts”) necessary to ensure that they receive the same amount as they would have received without any withholding or deduction. The Republic will not, however, pay any Additional Amounts in connection with any Indonesian Taxes that are imposed in connection with any of the following:

(i) the Holder has or had some connection with the Republic other than merely owning or holding the Bonds or receiving principal and interest payments on the Bonds;

(ii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

(iii) any tax, assessment or other governmental charge that would not have been imposed but for the failure of a holder or beneficial owner of a Bond to comply with any certification, identification or other reporting requirement concerning the nationality, residence, identity or connection with the Republic of such holder or beneficial owner or other person, if compliance with the requirement is a precondition to exemption from all or any portion of such withholding or deduction, provided that (a) the Republic or the Republic’s agent has notified the holders of such certification, identification or other reporting requirement at least 15 days before the applicable payment date and (b) in no event shall such holder’s or beneficial owner’s or other person’s obligation to satisfy such a requirement require such holder or beneficial owner or other person to provide any materially more onerous information, documents or other evidence than would be required to be provided had such holder or beneficial owner or other person been required to file Internal Revenue Service Forms W-8BEN, W-8BEN-E, W-8ECI,  W-8EXP and/or W-8IMY;

(iv) the Holder has failed to present any such Bonds for payment (where such presentment is required) within 30 days after the date on which such payment has been made available to the Holder except to the extent that the Holder thereof would have been entitled to such Additional Amounts on presenting such Bond for payment on the last of such 30 days; or

(v) any tax, assessment or other governmental charge that would not have been imposed but for the failure by a holder or beneficial owner (or any financial institution through which the holder or beneficial owner holds any Bonds or through which payment on the Bonds is made) to comply with any certification, information, identification, documentation or other reporting requirements (including entering into and complying with an agreement with the Internal Revenue Service) imposed pursuant to, or under an intergovernmental agreement entered into between the United States and the government of another country in order to implement the requirements of, Sections 1471 through 1474 of the Internal Revenue Code as in effect on the date of issuance of the Bonds or any successor or amended version of these provisions, to the extent such successor or amended version is not materially more onerous than these provisions as enacted on such date; or

(vi) the Holder is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

Any reference to “principal” or “interest” on the Bonds includes any Additional Amounts which may be payable on the Bonds.

(b) The Republic will pay any present or future stamp, court or documentary taxes or any excise or property taxes, charges or similar levies which arise in the Republic or any political subdivision thereof or taxing authority thereof or therein in respect of the creation, issue, execution, delivery or registration of the Bonds or any other document or instrument referred to therein.

4 Negative Pledge Covenant of Republic. So long as any Bond shall remain Outstanding, the Republic will not create or permit the creation of any mortgage, charge, lien, pledge or any other security interest on any of its present or future assets or revenues, or any part thereof, to secure any Public External Indebtedness (as defined below), unless the Republic shall procure that all amounts payable under the Bonds are secured equally and ratably.

Notwithstanding the above, the Republic may create or permit the creation of any Security Interests:

(i) securing Public External Indebtedness incurred, assumed or guaranteed by the Republic solely to finance or refinance the acquisition, construction or development of the property over which such Security Interest has been created or permitted to be created, provided that such Security Interest does not extend to any other property of the Republic; however, in the case of construction, the Security Interest may extend to: unimproved real property for the construction, any trust account into which the proceeds of the offering creating such Public External Indebtedness may be temporarily deposited pending use in the construction, and the revenues to be generated by the operation of, or loss or damage to, the property to be constructed;

(ii)  existing on any property or asset at the time of its acquisition (or arising after its acquisition pursuant to an agreement entered into prior to, and not in contemplation of, such acquisition), and extensions and renewals of such Security Interest limited to the original property or asset covered thereby and securing any extension or renewal of the original secured financing;

(iii) out of the renewal, extension or replacement of any indebtedness permitted under paragraph 4 (ii) above; provided, however, that the principal amount of such Public External Indebtedness is not increased;

(iv) arising in the ordinary course of borrowing activities of the Republic to secure Public External Indebtedness with a maturity of one year or less;

(v) in existence as of the date of the issuance of the Bonds;

(vi) pursuant to any order of attachment, distrain or similar legal process arising in connection with court proceedings which proceedings are being contested in good faith; or

(vii) arising by operation of law, provided that any such Security Interest is not created or permitted to be created by the Republic for the purpose of securing any Public External Indebtedness

5 Events of Default. (a) Each of the following events will constitute an “Event of Default” under the Bonds:

(i) the Republic defaults in any payment of the principal of or interest on any of the Bonds and such default is not cured within 30 days; or

(ii) the Republic defaults in the performance of any other covenant in the Bonds and such default continues for a period of 60 days after written notice thereof has been given to the Republic pursuant to the Indenture by Holders representing at least 10% of the aggregate principal amount of the Bonds outstanding; or

(iii) any Public External Indebtedness in a principal amount in excess of US$50,000,000 (or the equivalent amount thereof in any other currency) is accelerated (other than by optional or mandatory prepayment or redemption); or

(iv) the Republic defaults in the payment of principal or interest in excess of US$50,000,000 (or the equivalent amount thereof in any other currency) payable (whether upon maturity, acceleration or otherwise) in connection with Public External Indebtedness beyond any applicable grace and waiver periods and such default shall not have been cured or waived within 30 days after written notice thereof has been given to the Republic pursuant to the Indenture by any Holder; or

(v) the Republic declares a moratorium with respect to the payment of principal of or interest on any Public External Indebtedness.

(b) If an Event of Default under the Bonds shall have occurred and be continuing then in each and every such case, upon notice in writing by the Holders (the “Demanding Holders”) (acting individually or together) of not less than 25% of the aggregate Outstanding principal amount of the Bonds to the Republic, with a copy to the Trustee, of any such Event of Default and its continuance, the Demanding Holders may, and the Trustee at the written request of such Holders shall (subject to receiving indemnity and/or security to its satisfaction), declare the principal amount of all the Bonds due and payable immediately, and the same shall become and shall be due and payable upon the date that such written notice is received by or on behalf of the Republic, unless prior to receiving such notice all Events of Default in respect of all the Bonds shall have been cured or waived; provided that if, at any time after the principal of the Bonds shall have been so declared due and payable, and before the sale of any property pursuant to any judgment or decree for the payment of monies due which shall have been obtained or entered in connection with the Bonds, the Republic shall pay or shall deposit (or cause to be paid or deposited) with the Trustee or the CMU Lodging and Paying Agent a sum sufficient to pay all matured installments of interest and principal upon all the Bonds which shall have become due otherwise than solely by acceleration (with interest on overdue installments of interest, to the extent permitted by law, and on such principal of each Bond at the rate of interest specified herein, to the date of such payment of interest or principal) and such amount as shall be sufficient to cover the fees and reasonably incurred expenses of the Trustee, including, without limitation, the fees and expenses of its counsel, and if any and all Events of Default hereunder, other than the nonpayment of the principal of the Bonds which shall have become due solely by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then, and in every such case, the Holders of more than 50% in aggregate principal amount of the Bonds then Outstanding, by written notice to the Republic and to the Trustee, may, on behalf of all of the Holders, waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon. Actions by Holders pursuant to this paragraph 5 need not be taken at a meeting pursuant to paragraph 7 hereof. Actions by the Trustee and the Holders pursuant to this paragraph 5 are subject to Article Four of the Indenture.

(c) Notwithstanding the foregoing, in the case of an Event of Default specified in clause (ii) of paragraph 5(a), the principal amount of and the accrued interest on the Bonds may only be declared immediately due and payable if such event is materially prejudicial to the interests of the Holders of Bonds.

(d) In the event of a declaration of acceleration because of an Event of Default described in clause (iii) of paragraph 5(a), the declaration of acceleration shall be automatically rescinded and annulled if the Republic has remedied or cured the Event of Default or if the Holders of the relevant indebtedness rescind the declaration, within 60 days after the event.

6 Purchase of Bonds by the Republic. The Republic may at any time purchase or acquire any of the Bonds in any manner and at any price in the open market, in privately negotiated transactions or otherwise. Bonds that are purchased or acquired by the Republic may, at the Republic’s discretion, be held, resold or surrendered to the CMU Registrar for cancellation.

7 Holders’ Meetings and Written Action. The Indenture sets forth the provisions for the convening of meetings of Holders of Bonds and actions taken by written consent of the Holders of Bonds.

8 Replacement, Exchange and Transfer of the Bonds. (a) Upon the terms and subject to the conditions set forth in the Indenture, in case any Bond shall become mutilated, defaced or be purportedly destroyed, lost or stolen, the Republic in its discretion may execute, and upon the request of the Republic, the Trustee shall authenticate and deliver, a new Bond bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Bond, or in lieu of and in substitution for the purportedly destroyed, lost or stolen Bond. In every case, the applicant for a substitute Bond shall furnish to the Republic and to the Trustee, CMU Registrar and CMU Transfer Agent such security and/or indemnity as may be required by each of them to indemnify, defend and to save each of them and any agent of the Republic or the Trustee harmless and, in every case of destruction, loss, theft or evidence to their satisfaction of the apparent destruction, loss or theft of such Bond and of the ownership thereof. Upon the issuance of any substitute Bond, the Holder of such Bond, if so requested by the Republic, shall pay a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Republic, the Trustee, CMU Registrar and CMU Transfer Agent) connected with the preparation and issuance of the substitute Bond.

(b) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security of a Series may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in different authorized denominations and a beneficial interest in a Global Bond may be exchanged for an equal aggregate principal amount of Certificated Securities of such Series in authorized denominations or for an equal aggregate principal amount of beneficial interests in another Global Bond by the Holder or Holders surrendering the Bond or Bonds for exchange at the Corporate Trust Office, together with a written request for the exchange. Any registration of transfer or exchange shall be effected upon the Republic being satisfied with the documents of title and identity of the Person making the request and subject to such reasonable regulations as the Republic may from time to time agree with the CMU Registrar and the CMU Transfer Agent. Certificated Securities will only be issued in exchange for interests in a Global Bond pursuant to Section 2.5(e) or 2.5(f) of the Indenture. The exchange of the Bonds will be made by the CMU Registrar and the CMU Transfer Agent.

(c) Upon the terms and subject to the conditions set forth in the Indenture, and subject to paragraph 8(e) hereof, a Certificated Security may be transferred in whole or in part (in an amount equal to the authorized denomination or any integral multiple thereof) by the Holder or Holders surrendering the Certificated Security for transfer at the Corporate Trust Office or at the office of any paying agent, accompanied by an executed instrument of transfer substantially as set forth in Exhibit F to the Indenture. The registration of transfer of the Bonds will be made by the CMU Registrar and CMU Transfer Agent.

(d) The costs and expenses of effecting any exchange, transfer or registration of transfer pursuant to this paragraph 8 will be borne by the Republic, except for the expenses of delivery (if any) not made by regular mail and the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge or insurance charge that may be imposed in relation thereto, which will be borne by the Holder of the Bond. Registration of the transfer of a Bond by the CMU Registrar shall be deemed to be the acknowledgment of such transfer on behalf of the Republic.

(e) The CMU Registrar and the CMU Transfer Agent may decline to accept any request for an exchange or registration of transfer of any Bond during the period of 15 days preceding the due date for any payment of principal of, or premium, if any, or interest on, the Bonds.

9 Trustee. For a description of the duties and the immunities and rights of the Trustee under the Indenture, reference is made to the Indenture, and the obligations of the Trustee to the Holder hereof are subject to such immunities and rights.

10 Paying Agents; Transfer Agents; Registrar. Bank Indonesia has initially appointed The Bank of New York Mellon, Hong Kong Branch as the CMU Lodging and Paying Agent, CMU Transfer Agent and CMU Registrar. Bank Indonesia, may at any time appoint additional or other paying agents, transfer agents and registrars and terminate the appointment of those or any paying agents, transfer agents and registrar, provided that while the Bonds are Outstanding Bank Indonesia will maintain in Hong Kong Special Administrative Region (i) a paying agent, (ii) an office or agency where the Bonds may be presented for exchange, transfer and registration of transfer as provided in the Indenture and (iii) a registrar. If the Bonds are listed on the Singapore Stock Exchange (“SGX-ST”) and the rules of such exchange so require, Bank Indonesia will maintain a paying agent in Singapore. The Republic will give prompt notice to the Trustee and all Holders of the Bonds of any future appointment or any resignation or removal of any paying agent, transfer agent or registrar or of any change by any paying agent, transfer agent or registrar in any of its specified offices.

11 Enforcement. Except as provided in Section 4.7 of the Indenture, no Holder of Bonds of any Series shall have any right by virtue of or by availing itself of any provision of the Indenture or of the Bonds of such Series to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Indenture or of the Bonds, or for any other remedy hereunder or under the Bonds, unless (a) such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof with respect to such Series of Bonds, (b) the Holders of not less than 25% in aggregate principal amount Outstanding of Bonds of such Series shall have made specific written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have provided to the Trustee such indemnity and/or other security as it may require and (c) the Trustee for 60 days after its receipt of such notice, request and provision of indemnity and/or other security, shall have failed to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.9 of the Indenture; it being understood and intended, and being expressly covenanted by every Holder of Bonds of a Series with every other Holder of Bonds of such Series and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing itself of any provision of the Indenture or of the Bonds to affect, disturb or prejudice the rights of any other Holder of Bonds of such Series or to obtain priority over or preference to any other such Holder, or to enforce any right under the Indenture or under the Bonds of such Series, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Bonds of such Series. For the protection and enforcement of this paragraph 11, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

12 Notices. The Republic will mail any notices to the Holders of the Certificated Securities at their registered addresses as reflected in the Register maintained by the CMU Registrar. The Republic will consider any mailed notice to have been given five Business Days after it has been sent. The Republic will give notices to the Holders of a Global Bond in accordance with the procedures and practices of the Depositary and such notices shall be deemed given upon actual receipt thereof by the Depositary. The Republic will also publish notices to the Holders if and so long as the Bonds are listed on the SGX-ST and the rules of such exchange so require, in a leading newspaper having general circulation in Singapore (which is expected to be the Business Times). If publication in a leading newspaper in Singapore is not practicable, the Republic will have validly given notice if it gives notice in accordance with the rules of the exchange on which the Bonds are listed. The Republic will consider any published notice to be given on the date of its first publication.

13 Further Issues of Bonds. The Republic may from time to time, without the consent of Holders of the Bonds, create and issue additional bonds having the same Terms as the Bonds in all respects, except for issue date, issue price, original interest accrual date and the first interest payment on the Bonds; provided, however, that any additional bonds subsequently issued shall be issued, for U.S. federal income tax purposes, either (a) as part of the “same issue” as the Bonds, or (b) in a “qualified reopening” of the Bonds, unless such additional bonds have a separate ISIN or other identifying number from the previously Outstanding Bonds. Such additional bonds will be consolidated with and will form a single Series with the previously Outstanding Bonds.

14 Prescription. All claims against the Republic for the payment of principal, interest, premium, if any, or other amounts due on, the Bonds (including Additional Amounts) shall be prescribed unless made within five years, with respect to principal, and two years, with respect to interest, premium, if any, or other amounts due on the Bonds (including Additional Amounts), in each case from the date on which such payment first became due.

15 Authentication. This Bond shall not become valid or obligatory until the certificate of authentication hereon shall have been manually signed by the Trustee or its agent.

16 Governing Law; Consent to Service; Jurisdiction; Waiver of Immunities. (a) The Indenture and the Bonds shall be governed by and interpreted in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereof that would require the application of the laws of a jurisdiction other than the State of New York, except for the Republic’s authorization and execution, which shall be governed by and interpreted in accordance with the laws of the Republic.

(b) The Republic and Bank Indonesia hereby irrevocably submit to the jurisdiction of any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Indenture, and the Republic and Bank Indonesia hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court. The Republic and Bank Indonesia hereby irrevocably waive, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding and any right of jurisdiction in such action or proceeding on account of the place of residence or domicile of the Republic and Bank Indonesia. The Republic and Bank Indonesia hereby appoint the Chief Representative of Bank Indonesia New York as its authorized agent (the “Process Agent”) upon which process may be served in any action by the Trustee or a Holder arising out of or based on the Indenture which may be instituted in any federal court in the Southern District of New York or any state court in the Borough of Manhattan, The City of New York, and the Republic and Bank Indonesia expressly accept the jurisdiction of any such court in respect of such action. Such appointment shall be irrevocable until all amounts in respect of the principal and interest, due or to become due on or in respect of the Bonds have been paid by the Republic to the Trustee, Paying Agent or Holder, or unless and until the appointment of a successor as such Process Agent and such successor’s acceptance of such appointment. Service of process upon the Process Agent at 200 Vesey Street, 25th Floor, New York, NY 10285, Phone: 1-212-732-1958, Fax:  1-212-732-4003, or at such other address in the United States as may be the office of the Process Agent at the time of such service, and written notice of such service mailed or delivered to the Republic and Bank Indonesia shall be deemed in every respect service of process upon the Republic and Bank Indonesia. The failure of the Process Agent to advise the Republic and Bank Indonesia of its receipt of such service shall have no effect on the validity or timeliness of any such service. Notwithstanding the foregoing, any action by the Trustee or a Holder arising out of or based on this Indenture may be instituted by such Person in any competent court in the Republic.

(c) Each of the Republic and Bank Indonesia hereby waives irrevocably, to the fullest extent permitted by law, any immunity to which it might otherwise be entitled under the Foreign Sovereign Immunities Act of 1976 (the “Immunities Act”) or otherwise in any action arising out of or based on the Indenture which may be instituted as provided in this paragraph 16 in any federal court in the Southern District of New York, any state court in the Borough of Manhattan, The City of New York or in any competent court in the Republic; such waiver shall not be subject to retraction or modification by the Republic or Bank Indonesia. Notwithstanding anything to the contrary in the Indenture, such waiver of immunity shall not be deemed or interpreted to include any waiver of immunity in respect of (i) actions brought against the Republic or Bank Indonesia arising out of or based upon U.S. federal or state securities laws; (ii) attachment under Indonesian law; (iii) present or future “premises of the mission” as defined in the Vienna Convention on Diplomatic Relations signed in 1961; (iv) “consular premises” as defined in the Vienna Convention on Consular Relations signed in 1963; (v) any other property or assets used solely or mainly for governmental or public purposes in the Republic or elsewhere; (vi) military property or military assets or property or assets of the Republic related thereto; or (vii) assets or property forming part of the cultural heritage of the Republic and/or Bank Indonesia.

(d) Notwithstanding anything to the contrary in the Indenture, none of the provisions in this paragraph 16 shall apply to actions brought under the United States federal securities laws or any State securities laws.

(e) This waiver of sovereign immunity constitutes only a limited and specific waiver for the purpose of the Indenture and this Bond and under no circumstances shall it be interpreted as a general waiver by the Republic and Bank Indonesia or a waiver with respect to proceedings unrelated to the Indenture or this Bond.

(f) Each of the Republic and Bank Indonesia reserves the right to plead sovereign immunity under the Immunities Act with respect to actions brought against it under the U.S. federal securities laws or any state securities laws and the appointment of a Process Agent does not extend to such actions.

17 Indemnification for Foreign Exchange Fluctuations. The obligation of Republic to any Holder under the Bonds that has obtained a court judgment affecting the Bonds shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which the Bond is denominated (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by such Holder of any amount in the Judgment Currency, such Holder may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency (or, if it is not practicable to make that purchase on that day, on the first Business Day on which it is practicable to do so). If the amount of the Agreement Currency so purchased is less than the amount originally to be paid to such Holder in the Agreement Currency, the Republic agrees, as a separate obligation and notwithstanding such judgment, to pay the difference, and if the amount of the Agreement Currency so purchased exceeds the amount originally to be paid to such Holder, such Holder agrees to pay to or for the account of the Republic such excess, provided that such Holder shall not have any obligation to pay any such excess as long as a default by the Republic in its obligations hereunder has occurred and is continuing, in which case such excess may be applied by such Holder to such obligations.

18 Warranty of the Republic. Subject to paragraph 15, the Republic hereby certifies and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Bond and to constitute the same legal, valid and binding obligations of the Republic enforceable in accordance with their terms, have been done and performed and have happened in due and strict compliance with all applicable laws.

19 Definitive Headings. The descriptive headings appearing in these Terms are for convenience of reference only and shall not alter, limit or define the provisions hereof.

20 Modifications. (a) Any Modification to the Bonds or the Indenture insofar as it affects the Bonds shall be made in accordance with Article Ten and Article Eleven of the Indenture.

(b) Any Modification pursuant to this paragraph 20 will be conclusive and binding on all Holders of the Bonds, and on all future Holders of the Bonds whether or not notation of such Modification is made upon the Bonds. Any instrument given by or on behalf of any Holder of a Bond in connection with any consent to or approval of any such Modification will be conclusive and binding on all subsequent Holders of that Bond.

21 Language. This Bond is executed in each of the English and the Indonesian language. For the avoidance of doubt, the existence of two versions of this Bond is not to be construed by any party to create duplication or multiplication of the rights and obligations of the parties under the English version. The parties hereto and the Holders agree that (i) in the event of any discrepancy between the English version of this Bond and the Indonesian version (including but not limited to interpretation and determination of the terms and conditions of this Bond) the English version of this Bond shall prevail for all purposes and the Republic will promptly amend the relevant Indonesian language text to conform to and be consistent with the meaning of the English text, failing which, the relevant Indonesian language or text shall be deemed to be automatically amended to conform to and be consistent with the English language text and (ii) the Indonesian version shall be interpreted in the same manner as the English version of this Bond.

ANNEX E

CMU LODGING AUTHORITY FROM THE REPUBLIC

The Bank of New York Mellon, Hong Kong Branch

Level 26, Three Pacific Place

1 Queens Road East

Hong Kong SAR

(as CMU Lodging and Paying Agent)

cc: Hong Kong Monetary Authority as operator of The Central Moneymarkets Unit Service (“CMU Service”)

March 4, 2026

Ladies and Gentlemen:

Republic of Indonesia (the “Republic”) – SEC Registered Offering of CNY4,500,000,000 2.45% Bonds due 2029 (the “2029 Bonds”)

1.

We refer to the 2029 Bonds (CMU Instrument No.: BNYHFB26080) (the “Certificates”) due 2029 with deposit date March 4, 2026 initially represented by a global certificate with provision to exchange for definitive certificates in denominations of CNY1,000,000 and integral multiples of CNY10,000 in excess thereof each.

2.

We confirm that we are not a member of the CMU Service pursuant to a CMU Membership Agreement (the “Membership Agreement”) entered into between us and the CMU Service and dated [Not Applicable] and are subject to the terms of Membership Agreement and the CMU Rules (as defined in the Membership Agreement).

3.

We acknowledge that you intend to lodge the Certificates with the CMU Service and that the terms of the Membership Agreement and the CMU Rules will apply to the Certificate and to all transactions and operations effected through the CMU Service in relation to the Certificates including transactions relating to the lodgement, withdrawal or redemption of the Certificates and in particular (but without limiting the generality of the foregoing):

a.

that the CMU Service and its servants and agents are, with the limited exceptions expressly provided in the Membership Agreement, exempt from liability caused directly or indirectly by the operation of the CMU Service and the CMU Service is entitled without liability to act without further enquiry on instructions or information or purported instructions or information received through the CMU Service or otherwise in accordance with the CMU Manual (as defined in the Membership Agreement);

b.

that the CMU Service is under no liability to any person (whether or not a member of the CMU Service) as a result of any actual or alleged defect or irregularity with respect to any Certificate lodged with or held in the CMU Service, any signature or purported signature appearing on any such Certificate, any disposition or purported disposition of any such Certificate or any inconsistency of any such Certificate with the details specified in respect of that Certificate in the CMU Service.

1

4.

We authorize you on our behalf to do all such acts and things and execute all such documents as may be required to enable you fully to observe and perform your obligations under the Membership Agreement and the CMU Rules and to enter into any agreement which you consider proper in connection with the lodgement with the CMU Service of the Certificates, the holding of the Certificates in the CMU Service and (unless another CMU Member is for the time being appointed to act as paying agent of the Certificates on our behalf) the redemption of the Certificates, including (but without limiting the generality of the foregoing):

a.	authenticating the Certificates (including authentication or withdrawal from the CMU Service);

b.	making payments in respect of the Certificates in the manner prescribed by the CMU Rules.

5.

We acknowledge that no further or other demand or presentment for payment of the Certificates shall be required than the credit of the Certificates to the relevant CMU Accounts of CMU Members (whether acting on their own behalf or as paying agent) in accordance with the CMU Rules and we waive the requirement for any further or other demand or presentment for payment.

6.

We warrant that the Certificates have been issued in accordance with (and lodging the Certificates with the CMU Service will not be contrary to) all applicable laws, regulations, orders, directives, requests or requirements (including regulations, orders, directives, request or requirements which do not have the force of law but which are generally complied with by the persons to whom they are addressed).

7.	These confirmations, warranties and acknowledgements are given for your benefit and for the benefit of the CMU Service and its servants and agents.

8.	We authorize you to nominate yourselves to the CMU Service as the lodging agent in respect of the Certificates.

2

Very truly yours,

REPUBLIC OF INDONESIA acting for and on behalf of the Minister of Finance

By:
Name:
Title:

CMU LODGING AUTHORITY FROM THE REPUBLIC

The Bank of New York Mellon, Hong Kong Branch

Level 26, Three Pacific Place

1 Queens Road East

Hong Kong SAR

(as CMU Lodging and Paying Agent)

cc: Hong Kong Monetary Authority as operator of The Central Moneymarkets Unit Service (“CMU Service”)

March 4, 2026

Ladies and Gentlemen:

Republic of Indonesia (the “Republic”) – SEC Registered Offering of CNY3,500,000,000 2.65% Bonds due 2031 (the “2031 Bonds”)

1.

We refer to the 2031 Bonds (CMU Instrument No.: BNYHFB26078) (the “Certificates”) due 2031 with deposit date March 4, 2026 initially represented by a global certificate with provision to exchange for definitive certificates in denominations of CNY1,000,000 and integral multiples of CNY10,000 in excess thereof each.

2.

We confirm that we are not a member of the CMU Service pursuant to a CMU Membership Agreement (the “Membership Agreement”) entered into between us and the CMU Service and dated [Not Applicable] and are subject to the terms of Membership Agreement and the CMU Rules (as defined in the Membership Agreement).

3.

We acknowledge that you intend to lodge the Certificates with the CMU Service and that the terms of the Membership Agreement and the CMU Rules will apply to the Certificate and to all transactions and operations effected through the CMU Service in relation to the Certificates including transactions relating to the lodgement, withdrawal or redemption of the Certificates and in particular (but without limiting the generality of the foregoing):

a.

that the CMU Service and its servants and agents are, with the limited exceptions expressly provided in the Membership Agreement, exempt from liability caused directly or indirectly by the operation of the CMU Service and the CMU Service is entitled without liability to act without further enquiry on instructions or information or purported instructions or information received through the CMU Service or otherwise in accordance with the CMU Manual (as defined in the Membership Agreement);

b.

that the CMU Service is under no liability to any person (whether or not a member of the CMU Service) as a result of any actual or alleged defect or irregularity with respect to any Certificate lodged with or held in the CMU Service, any signature or purported signature appearing on any such Certificate, any disposition or purported disposition of any such Certificate or any inconsistency of any such Certificate with the details specified in respect of that Certificate in the CMU Service.

4

4.

We authorize you on our behalf to do all such acts and things and execute all such documents as may be required to enable you fully to observe and perform your obligations under the Membership Agreement and the CMU Rules and to enter into any agreement which you consider proper in connection with the lodgement with the CMU Service of the Certificates, the holding of the Certificates in the CMU Service and (unless another CMU Member is for the time being appointed to act as paying agent of the Certificates on our behalf) the redemption of the Certificates, including (but without limiting the generality of the foregoing):

a.	authenticating the Certificates (including authentication or withdrawal from the CMU Service);

b.	making payments in respect of the Certificates in the manner prescribed by the CMU Rules.

5.

We acknowledge that no further or other demand or presentment for payment of the Certificates shall be required than the credit of the Certificates to the relevant CMU Accounts of CMU Members (whether acting on their own behalf or as paying agent) in accordance with the CMU Rules and we waive the requirement for any further or other demand or presentment for payment.

6.

We warrant that the Certificates have been issued in accordance with (and lodging the Certificates with the CMU Service will not be contrary to) all applicable laws, regulations, orders, directives, requests or requirements (including regulations, orders, directives, request or requirements which do not have the force of law but which are generally complied with by the persons to whom they are addressed).

7.	These confirmations, warranties and acknowledgements are given for your benefit and for the benefit of the CMU Service and its servants and agents.

8.	We authorize you to nominate yourselves to the CMU Service as the lodging agent in respect of the Certificates.

5

Very truly yours,

REPUBLIC OF INDONESIA acting for and on behalf of the Minister of Finance

By:
Name:
Title:

CMU LODGING AUTHORITY FROM THE REPUBLIC

The Bank of New York Mellon, Hong Kong Branch

Level 26, Three Pacific Place

1 Queens Road East

Hong Kong SAR

(as CMU Lodging and Paying Agent)

cc: Hong Kong Monetary Authority as operator of The Central Moneymarkets Unit Service (“CMU Service”)

March 4, 2026

Ladies and Gentlemen:

Republic of Indonesia (the “Republic”) – SEC Registered Offering of CNY1,250,000,000 3.05% Bonds due 2036 (the “2036 Bonds”)

1.

We refer to the 2036 Bonds (CMU Instrument No.: BNYHFB26079) (the “Certificates”) due 2036 with deposit date March 4, 2026 initially represented by a global certificate with provision to exchange for definitive certificates in denominations of CNY1,000,000 and integral multiples of CNY10,000 in excess thereof each.

2.

We confirm that we are not a member of the CMU Service pursuant to a CMU Membership Agreement (the “Membership Agreement”) entered into between us and the CMU Service and dated [Not Applicable] and are subject to the terms of Membership Agreement and the CMU Rules (as defined in the Membership Agreement).

3.

We acknowledge that you intend to lodge the Certificates with the CMU Service and that the terms of the Membership Agreement and the CMU Rules will apply to the Certificate and to all transactions and operations effected through the CMU Service in relation to the Certificates including transactions relating to the lodgement, withdrawal or redemption of the Certificates and in particular (but without limiting the generality of the foregoing):

a.

that the CMU Service and its servants and agents are, with the limited exceptions expressly provided in the Membership Agreement, exempt from liability caused directly or indirectly by the operation of the CMU Service and the CMU Service is entitled without liability to act without further enquiry on instructions or information or purported instructions or information received through the CMU Service or otherwise in accordance with the CMU Manual (as defined in the Membership Agreement);

b.

that the CMU Service is under no liability to any person (whether or not a member of the CMU Service) as a result of any actual or alleged defect or irregularity with respect to any Certificate lodged with or held in the CMU Service, any signature or purported signature appearing on any such Certificate, any disposition or purported disposition of any such Certificate or any inconsistency of any such Certificate with the details specified in respect of that Certificate in the CMU Service.

7

4.

We authorize you on our behalf to do all such acts and things and execute all such documents as may be required to enable you fully to observe and perform your obligations under the Membership Agreement and the CMU Rules and to enter into any agreement which you consider proper in connection with the lodgement with the CMU Service of the Certificates, the holding of the Certificates in the CMU Service and (unless another CMU Member is for the time being appointed to act as paying agent of the Certificates on our behalf) the redemption of the Certificates, including (but without limiting the generality of the foregoing):

a.	authenticating the Certificates (including authentication or withdrawal from the CMU Service);

b.	making payments in respect of the Certificates in the manner prescribed by the CMU Rules.

5.

We acknowledge that no further or other demand or presentment for payment of the Certificates shall be required than the credit of the Certificates to the relevant CMU Accounts of CMU Members (whether acting on their own behalf or as paying agent) in accordance with the CMU Rules and we waive the requirement for any further or other demand or presentment for payment.

6.

We warrant that the Certificates have been issued in accordance with (and lodging the Certificates with the CMU Service will not be contrary to) all applicable laws, regulations, orders, directives, requests or requirements (including regulations, orders, directives, request or requirements which do not have the force of law but which are generally complied with by the persons to whom they are addressed).

7.	These confirmations, warranties and acknowledgements are given for your benefit and for the benefit of the CMU Service and its servants and agents.

8.	We authorize you to nominate yourselves to the CMU Service as the lodging agent in respect of the Certificates.

8

Very truly yours,

REPUBLIC OF INDONESIA acting for and on behalf of the Minister of Finance

By:
Name:
Title: